MEMBERSHIP INTEREST PURCHASE AGREEMENT BY AND AMONG FUNDARE RESOURCES COMPANY HOLDCO, LLC as Seller, SUMMIT MIDSTREAM HOLDINGS, LLC, as Buyer, SUMMIT MIDSTREAM CORPORATION, as SMC, AND SOLELY FOR PURPOSES OF SECTION 9.19, Exhibit 10.1 FUNDARE RESOURCES COMPANY, LLC March 10, 2025

i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND INTERPRETATIONS Section 1.1 Definitions............................................................................................................1 Section 1.2 Interpretations ......................................................................................................1 ARTICLE II PURCHASE AND SALE OF THE ACQUIRED INTERESTS; CLOSING Section 2.1 Purchase and Sale of the Acquired Interests ........................................................2 Section 2.2 Consideration .......................................................................................................3 Section 2.3 Escrow..................................................................................................................3 Section 2.4 Purchase Price Adjustments .................................................................................3 Section 2.5 Withholding .........................................................................................................6 Section 2.6 Allocation of Purchase Price ................................................................................6 ARTICLE III REPRESENTATIONS AND WARRANTIES REGARDING SELLER Section 3.1 Organization; Qualification .................................................................................7 Section 3.2 Authority; Enforceability .....................................................................................7 Section 3.3 Non-Contravention ..............................................................................................7 Section 3.4 Governmental Approvals .....................................................................................8 Section 3.5 Legal Proceedings ................................................................................................8 Section 3.6 Ownership of Acquired Interests .........................................................................8 Section 3.7 Brokers’ Fee .........................................................................................................9 Section 3.8 Bankruptcy ...........................................................................................................9 Section 3.9 Investment Intent .................................................................................................9 Section 3.10 Independent Evaluation .......................................................................................9 Section 3.11 Business Investigation .........................................................................................9 Section 3.12 Sole and Exclusive Representations and Warranties .........................................10 Section 3.13 No Reliance ........................................................................................................10 ARTICLE IV REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY Section 4.1 Organization; Qualification ...............................................................................11 Section 4.2 Non-Contravention ............................................................................................11 Section 4.3 Governmental Approvals ...................................................................................12 Section 4.4 Capitalization .....................................................................................................12 Section 4.5 Compliance with Law ........................................................................................13 Section 4.6 Real Property .....................................................................................................13 Section 4.7 Personal Property ...............................................................................................15 Section 4.8 Title to Properties and Assets; Sufficiency of Assets ........................................15 Section 4.9 Financial Statements ..........................................................................................16 Section 4.10 Absence of Certain Changes ..............................................................................17

ii Section 4.11 Environmental Matters.......................................................................................18 Section 4.12 Material Contracts ..............................................................................................19 Section 4.13 Legal Proceedings ..............................................................................................22 Section 4.14 Permits ...............................................................................................................22 Section 4.15 Taxes ..................................................................................................................23 Section 4.16 Employment and Labor Matters ........................................................................25 Section 4.17 Employee Benefit Plans .....................................................................................26 Section 4.18 Intellectual Property ...........................................................................................27 Section 4.19 Data Protection; Privacy ....................................................................................28 Section 4.20 Support Obligations ...........................................................................................29 Section 4.21 Insurance ............................................................................................................29 Section 4.22 Bank Accounts ...................................................................................................30 Section 4.23 Preferential Rights .............................................................................................30 Section 4.24 Capital Commitments ........................................................................................30 Section 4.25 Throughput Data ................................................................................................30 Section 4.26 Imbalances .........................................................................................................30 Section 4.27 Records ..............................................................................................................31 Section 4.28 Certain Payments ...............................................................................................31 Section 4.29 Affiliate Transactions.........................................................................................31 Section 4.30 Brokers’ Fee .......................................................................................................31 Section 4.31 Regulatory Matters.............................................................................................31 ARTICLE V REPRESENTATIONS AND WARRANTIES REGARDING SMC AND BUYER Section 5.1 Organization; Qualification ...............................................................................32 Section 5.2 Authority; Enforceability ...................................................................................32 Section 5.3 Non-Contravention ............................................................................................32 Section 5.4 Governmental Approvals ...................................................................................33 Section 5.5 Legal Proceedings ..............................................................................................33 Section 5.6 Matters Relating to Acquisition of the Acquired Interests ................................33 Section 5.7 Bankruptcy .........................................................................................................34 Section 5.8 Financial Resources ...........................................................................................34 Section 5.9 Brokers’ Fee .......................................................................................................34 Section 5.10 Capitalization of Summit ...................................................................................34 Section 5.11 Material Contracts ..............................................................................................35 Section 5.12 Environmental Matters.......................................................................................35 Section 5.13 NYSE Listing .....................................................................................................35 Section 5.14 SEC Filings ........................................................................................................36 Section 5.15 Securities Laws ..................................................................................................37 Section 5.16 Controls and Procedures ....................................................................................37 Section 5.17 Absence of Certain Changes ..............................................................................37 Section 5.18 Summit Benefit Plans ........................................................................................37 Section 5.19 Employee Matters ..............................................................................................38 Section 5.20 Compliance with Laws ......................................................................................39 Section 5.21 Title to Properties ...............................................................................................39 Section 5.22 Investment Company .........................................................................................40

iii Section 5.23 Taxes ..................................................................................................................40 Section 5.24 No Reliance ........................................................................................................41 Section 5.25 Sole and Exclusive Representations and Warranties .........................................41 ARTICLE VI COVENANTS OF THE PARTIES Section 6.1 Indemnification of Officers and Directors .........................................................42 Section 6.2 Retention of Books and Records........................................................................42 Section 6.3 Expenses ............................................................................................................43 Section 6.4 Support Obligations ...........................................................................................43 Section 6.5 Further Assurances.............................................................................................43 Section 6.6 Public Statements ...............................................................................................43 Section 6.7 Transfer Taxes ...................................................................................................44 Section 6.8 Tax Matters ........................................................................................................44 Section 6.9 R&W Policy .......................................................................................................45 Section 6.10 Use of Name and Fundare Marks ......................................................................46 Section 6.11 Employee Matters ..............................................................................................46 Section 6.12 Confidentiality ...................................................................................................47 Section 6.13 Insurance ............................................................................................................48 Section 6.14 Intercompany Accounts; Affiliate Services; Affiliate Agreements ...................48 Section 6.15 Contributed Assets .............................................................................................48 Section 6.16 Wrong Pockets ...................................................................................................49 Section 6.17 Data Room .........................................................................................................49 Section 6.18 Intentionally Omitted .........................................................................................49 Section 6.19 Additional Covenants.........................................................................................49 ARTICLE VII CLOSING Section 7.1 Time and Place of Closing .................................................................................49 Section 7.2 Deliveries and Actions at Closing......................................................................50 ARTICLE VIII SURVIVAL; INDEMNIFICATION Section 8.1 Survival ..............................................................................................................53 Section 8.2 Indemnification of Buyer by Seller and of Seller by Buyer ..............................53 Section 8.3 Recourse .............................................................................................................53 Section 8.4 Indemnification Procedures ...............................................................................53 Section 8.5 Sole and Exclusive Remedy ...............................................................................55 Section 8.6 Non-Compensatory Liabilities ...........................................................................55 ARTICLE IX MISCELLANEOUS Section 9.1 Governing Law ..................................................................................................56 Section 9.2 Consent to Jurisdiction .......................................................................................56 Section 9.3 Waiver of Jury Trial ...........................................................................................56 Section 9.4 Amendment and Modification ...........................................................................56

Section 9.5	Waiver of Compliance; Consents	56
Section 9.6	Notices	56
Section 9.7	Assignment	57
Section 9.8	Third Party Beneficiaries	58
Section 9.9	Entire Agreement	58
Section 9.10	Severability	58
Section 9.11	Representation by Counsel	58
Section 9.12	Disclosure Schedules	58
Section 9.13	Facsimiles; Counterparts	59
Section 9.14	Privileged Communications	59
Section 9.15	Certain Waivers	59
Section 9.16	Affiliate Liability	60
Section 9.17	Specific Performance	60
Section 9.18	Time is of the Essence	60
Section 9.19	Guarantee	61

EXHIBITS

Exhibit A — Definitions
Exhibit B — Estimated Settlement Statement

ANNEXES

Annex A — Net Working Capital

SCHEDULES

Schedule 1.1(PL)	Permitted Liens
Schedule 2.6	Allocation Methodology
Schedule 3.3	Non-Contravention
Schedule 3.6	Ownership of Acquired Interests
Schedule 4.1	Organization; Qualification
Schedule 4.2	Non-Contravention
Schedule 4.3	Governmental Approvals
Schedule 4.4	Capitalization
Schedule 4.5	Compliance with Law
Schedule 4.6(a)	Owned Real Property
Schedule 4.6(b)	Real Property Leases
Schedule 4.6(c)	Rights-of-Way
Schedule 4.6(d)	Right of First Refusal
Schedule 4.7	Personal Property
Schedule 4.8(b)	Title to Property
Schedule 4.9(a)	Audited Balance Sheets
Schedule 4.9(d)	Aged Receivables
Schedule 4.9(e)	Account Payable
Schedule 4.9(f)	Debt Outstanding

iv

v Schedule 4.10 Absence of Certain Changes Schedule 4.11(b) Environmental Matters Schedule 4.12(a) Material Contracts Schedule 4.13 Legal Proceedings Schedule 4.14 Permits Schedule 4.15 Taxes Schedule 4.16(a) Employment and Labor Matters Schedule 4.17 Employee Benefit Plans Schedule 4.18 Intellectual Property Schedule 4.19 Data Protection; Privacy Schedule 4.20 Support Obligations Schedule 4.21 Insurance Schedule 4.22 Bank Accounts Schedule 4.24 Capital Commitments Schedule 4.29 Affiliate Transactions Schedule 4.30 Brokers’ Fee Schedule 6.4 Support Obligations Schedule 6.14(ii) Terminated Agreements Schedule 6.14(iii) Amended Agreements Schedule 6.15 Contributed Assets Schedule 6.19 Additional Covenants Schedule 7.2(b)(v) Restrictive Covenant Agreements Schedule 7.2(b)(viii) Resignations Schedule 8.2(a) Specified Liabilities

MEMBERSHIP INTEREST PURCHASE AGREEMENT This MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”), dated as of March 10, 2025, is made and entered into by and among Fundare Resources Company HoldCo, LLC, a Delaware limited liability company (“Seller”), Summit Midstream Holdings, LLC, a Delaware limited liability company (“Buyer”), Summit Midstream Corporation, a Delaware corporation (“SMC”), and solely for purposes of Section 9.19, Fundare Resources Company, LLC, a Delaware limited liability company (“Seller Parent Guarantor”). Each of the parties to this Agreement is sometimes referred to individually in this Agreement as a “Party” and all of the parties to this Agreement are sometimes collectively referred to in this Agreement as the “Parties.” R E C I T A L S WHEREAS, Seller owns all of the issued and outstanding Equity Interests (as defined below) (the “Acquired Interests”) of Moonrise Midstream, LLC, a Delaware limited liability company (the “Company”); and WHEREAS, subject to the terms and conditions of this Agreement, at the Closing, Seller desires to sell, and Buyer desires to purchase and acquire, the Acquired Interests in exchange for the consideration specified in this Agreement. A G R E E M E N T S NOW, THEREFORE, in consideration of the representations, warranties, agreements and covenants contained in this Agreement, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties undertake and agree as follows: ARTICLE I DEFINITIONS AND INTERPRETATIONS Section 1.1 Definitions. Capitalized terms used in this Agreement but not defined in the body of this Agreement shall have the meanings ascribed to them in Exhibit A. Capitalized terms defined in the body of this Agreement are listed in Exhibit A with reference to the location of the definitions of such terms in the body of this Agreement. Section 1.2 Interpretations. The rules of construction set forth in this Section 1.2 shall apply to the interpretation of this Agreement. The exhibits, annexes and schedules attached to this Agreement constitute a part of this Agreement and are incorporated herein for all purposes. All references in this Agreement to Exhibits, Schedules, Articles, Sections, subsections, and other subdivisions of or to this Agreement refer to the corresponding Exhibits, Schedules, Articles, Sections, subsections, and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections, and other subdivisions of or to this Agreement are for convenience only, do not constitute any part of this Agreement, and shall be disregarded in construing the language hereof. The words “this Agreement,” “herein,” “hereby,” “hereunder,” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, subsection, or other

2 subdivision of or to this Agreement unless expressly so limited. The words “this Article,” “this Section,” and “this subsection,” and words of similar import, refer only to the Article, Section or subsection hereof in which such words occur. Wherever the words “including” and “excluding” (in their various forms) are used in this Agreement, they shall be deemed to be followed by the words “without limiting the foregoing in any respect.” Unless expressly provided to the contrary, if a word or phrase is defined, its other grammatical forms have a corresponding meaning. The words “shall” and “will” have the equal force and effect. Unless expressly provided to the contrary, the word “or,” “either” or “any” shall not be exclusive. All references to “$” or “Dollars” shall be deemed references to United States Dollars. Each accounting term not defined herein will have the meaning given to it under the Accounting Principles. Pronouns in masculine, feminine, or neuter genders shall be construed to state and include any other gender, and words, terms, and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Reference herein to any federal, state, local, or foreign Law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise, and reference herein to any agreement, Contract, instrument, or Law means such agreement, Contract, instrument or Law as from time to time amended, modified, or supplemented, including, in the case of agreements, Contracts or instruments, by waiver or consent and, in the case of Laws, by succession of comparable successor Laws. If any period of days referred to in this Agreement shall end on a day that is not a Business Day, then the expiration of such period shall automatically be extended until the end of the first succeeding Business Day. Unless otherwise specified, all references to a specific time of day in this Agreement shall be based on Central time on the date in question. References to a Person are also to its permitted successors and permitted assigns. Unless otherwise indicated, with respect to Seller or the Company, the terms “ordinary course of business” or “ordinary course” shall be deemed to refer to the ordinary conduct of business in a manner consistent with the past practices and customs of Seller or the Company. The phrase “made available” or “provided to” in respect of documents being made available or provided to Buyer prior to the Closing means that such document or other item of information was provided or made available to Buyer and its Representatives at least one (1) Business Day prior to the Closing Date in the electronic data room established by Seller or the Company or their respective Representatives in connection with the transactions contemplated hereby titled “Project Orbit” hosted by Donnelley Financial Solutions (the “Data Room”). ARTICLE II PURCHASE AND SALE OF THE ACQUIRED INTERESTS; CLOSING Section 2.1 Purchase and Sale of the Acquired Interests. Subject to the terms and conditions of this Agreement, at the Closing, Seller shall sell, assign and transfer the Acquired Interests to Buyer, and Buyer shall purchase and accept from Seller, the Acquired Interests, free and clear of all Liens other than (a) transfer restrictions imposed by federal or state securities Laws, (b) transfer restrictions contained in the Organizational Documents of the Company, (c) Liens created by this Agreement, or (d) Liens arising by, through or under Buyer or any of its Affiliates, in exchange for the consideration set forth in Section 2.2 (collectively, “Permitted Equity Interest Liens”).

3 Section 2.2 Consideration. (a) The aggregate consideration for the acquisition of the Acquired Interests by Buyer is equal to an aggregate amount equal to $90,000,000 (the “Purchase Price”), which shall consist of the following: (i) Buyer shall pay Seller $70,000,000 in cash consideration (the “Base Purchase Price”), subject to adjustment pursuant to Section 2.4 (as adjusted, the “Adjusted Purchase Price”); and (ii) SMC shall issue to Seller 462,265 shares of SMC Common Stock. Section 2.3 Escrow. At the Closing, the Adjustment Escrow Amount shall be placed in the Escrow Account to be held by the Escrow Agent in accordance with the terms of this Agreement and the Escrow Agreement as security for Seller’s obligations in respect of any purchase price adjustments in favor of Buyer in accordance with Section 2.4(d). Within 10 days after the expiration of the Review Period or the date which Seller and Buyer, or the Accounting Firm, as applicable, finally determine the Final Adjusted Purchase Price in accordance with Section 2.4(c), and in accordance with the terms of the Escrow Agreement, Buyer and Seller shall submit a joint written instruction to the Escrow Agent, instructing the Escrow Agent to disburse the Adjustment Escrow Amount in accordance with Section 2.4(d). Buyer and Seller will share equally the payment of any fees and expenses payable to the Escrow Agent pursuant to the Escrow Agreement. Section 2.4 Purchase Price Adjustments. (a) The Base Purchase Price shall be subject to adjustment at Closing as follows: (i) increased by the Working Capital Adjustment Amount if a positive number; (ii) decreased by the Working Capital Adjustment Amount if a negative number; (iii) decreased by the Closing Debt; (iv) decreased by the Estimated Transaction Expenses; and (v) increased by Closing Cash. (b) Prior to the Closing Date, Seller prepared and delivered to Buyer a preliminary settlement statement attached hereto as Exhibit B (the “Estimated Settlement Statement”), setting forth an estimated calculation of the Base Purchase Price after giving effect to all adjustments set forth in Section 2.4(a), including its good faith estimate of (i) the Working Capital Adjustment Amount, (ii) the amount of any unpaid Debt of the Company outstanding immediately prior to the Closing determined in accordance with the Accounting Principles (other than any Debt related to the Fundare Credit Agreement or the Eagle Ray Letter Agreement) (the “Closing Debt”), (iii) Transaction Expenses to the extent outstanding immediately prior to the Closing (“Estimated

4 Transaction Expenses”), and (iv) Closing Cash, together with reasonable supporting documentation and applicable wiring instructions. The Adjusted Purchase Price paid to Seller at the Closing as calculated pursuant to this Section 2.4(b) shall be referred to as the “Closing Adjusted Purchase Price”. (c) Not later than the ninetieth (90th) day following the Closing Date, Buyer shall prepare and deliver to Seller a statement in substantially the form attached hereto as Exhibit B (the “Final Settlement Statement”) setting forth Buyer’s good faith estimate of the final calculation of the Adjusted Purchase Price and showing the calculation of each adjustment under Section 2.4(a), determined in accordance with the Accounting Principles. At any time during the 30-day period following Seller’s receipt of the Final Settlement Statement (the “Review Period”), Seller may deliver to Buyer one or more written reports or supplements thereto containing any changes that Seller proposes be made to the Final Settlement Statement (such written report, an “Objection Notice”). Seller shall be deemed to have waived any rights to object to the Final Settlement Statement unless Seller delivers an Objection Notice to Buyer within the Review Period and, if the Review Period expires without Seller so delivering an Objection Notice, then the Final Settlement Statement and Final Adjusted Purchase Price shall become final and binding on the Parties for all purposes of this Agreement and not subject to further audit or arbitration. For purposes of clarification and avoidance of doubt, all items in the Final Settlement Statement, other than such items that are specifically disputed in the Objection Notice, shall be final and binding on the Parties. If Seller delivers an Objection Notice to Buyer during the Review Period, then Seller and Buyer shall undertake to agree on the Final Adjusted Purchase Price no later than thirty (30) days after the date on which Seller delivered such Objection Notice to Buyer. In the event that the Parties cannot reach agreement within such 30-day period, the Parties shall within ten (10) days following the end of such 30-day period mutually engage and refer the remaining disputed matters to BDO USA, LLP, or if BDO USA, LLP is unable or unwilling to perform its obligations under this Section 2.4(c), such other nationally-recognized independent accounting firm as is mutually agreed on by Seller and Buyer or if Buyer and Seller cannot so agree within such time period then such other nationally-recognized independent accounting firm appointed by the Denver office of the American Arbitration Association as requested by Buyer or Seller (such firm that agrees to serve hereunder, the “Accounting Firm”). In connection with the engagement of the Accounting Firm, each Party will execute such engagement, indemnity and other agreements as the Accounting Firm and the American Arbitration Association may reasonably require as a condition to such engagement. Each Party will use commercially reasonable efforts to cause the Accounting Firm to render its decision as soon as practicable after such engagement, including by promptly complying with all reasonable requests by the Accounting Firm for information, books, records and similar items; provided, however, notwithstanding anything to the contrary herein, no Party will disclose to the Accounting Firm, and the Accounting Firm will not consider for any purpose, any settlement discussions or settlement offer made by any Party. Within ten (10) days following the agreement of the Accounting Firm to serve hereunder, Buyer and Seller shall deliver to the Accounting Firm and Buyer or Seller, as applicable, (i) the Objection Notice and such work papers, invoices and other reports and information relating to the disputed matters as the Accounting Firm may request and (ii) Buyer’s or Seller’s, as applicable, proposed resolution of the disputed matters and any materials it wishes to present to justify the resolution it so presents (the foregoing items (i) and (ii) together forming Buyer’s or Seller’s, as applicable, “Submission”). Buyer and Seller shall be afforded the opportunity to discuss the disputed matters and both Submissions with the

5 Accounting Firm, but the Accounting Firm shall not conduct a formal evidentiary hearing and neither Party may have any ex parte communications with the Accounting Firm concerning the Accounting Firm’s determination of the disputed matters. The Accounting Firm shall act as an arbitrator for the limited purpose of determining the specific disputed matters submitted by either Seller or Buyer in their respective Submissions to the Accounting Firm, and whether and to what extent, if any, the Closing Adjusted Purchase Price requires adjustment as a result of the resolution of those disputed matters; provided, however, that if any of the disputed matters relate to the interpretation of the Parties’ legal rights or obligations under this Agreement or the Transaction Documents rather than financial or accounting matters pertinent to the calculation of the Adjusted Purchase Price, such disputed matter shall instead be resolved in accordance with Article VIII (with any dispute as to whether a disputed matter is legal or financial, or accounting-related in nature to be resolved solely by the Accounting Firm in its capacity as an arbitrator). The Accounting Firm may not award interest, damages or penalties. The Accounting Firm’s determination shall (A) be made within 30 days after receipt of the Submissions, (B) absent manifest error or fraud, be final and binding on Buyer and Seller, without right of appeal, (C) constitute an arbitral award upon which a judgment may be entered in any court having jurisdiction over the Party against which such determination is sought to be enforced, and (D) be based on Buyer’s and Seller’s respective Submissions and presentations and not on independent review. In determining the proper amount of the Final Adjusted Purchase Price, the Accounting Firm shall not increase the Closing Adjusted Purchase Price more than the increase proposed by Buyer or Seller nor decrease the Closing Adjusted Purchase Price more than the decrease proposed by Buyer or Seller, as set forth in their respective Submissions, as applicable. The Closing Adjusted Purchase Price as adjusted and set forth on the Final Settlement Statement as determined in accordance with this Agreement shall constitute the “Final Adjusted Purchase Price”. The costs and expenses of the Accounting Firm in connection with resolving such disputed matters will be borne by Buyer and Seller in such proportion as is appropriate to reflect the relative benefits received by Seller and Buyer from the resolution of such dispute. For instance, if Seller challenges the calculation of the Closing Adjusted Purchase Price in the Final Settlement Statement by an amount of $100,000, but the Accounting Firm determines that Seller has a valid claim for only $40,000, Buyer shall bear 40% of the fees and expenses of the Accounting Firm and Seller shall bear the other 60% of such fees and expenses. (d) Within ten (10) days after the earlier of (i) the expiration of the Review Period without delivery of any Objection Notice or (ii) the date on which Seller and Buyer, or the Accounting Firm, as applicable, finally determine the Final Adjusted Purchase Price pursuant to Section 2.4(b) and Section 2.4(c), (A) if the Post-Closing Adjustment Amount is a negative number, Buyer and Seller shall execute and deliver joint written instructions to the Escrow Agent to disburse from the Adjustment Escrow Amount to Buyer an amount equal to the difference, by wire transfer of immediately available funds to the account(s) designated in writing by Buyer, and (1) if the Adjustment Escrow Amount is insufficient to fully pay the difference, then Seller shall pay to Buyer, by wire transfer of immediately available funds to an account designated by Buyer in writing, an amount equal to such shortfall, or (2) if the Adjustment Escrow Amount is greater than the amount owed to Buyer, then Buyer and Seller shall execute and deliver joint written instructions to the Escrow Agent to disburse to Seller, by wire transfer of immediately available funds to the account(s) designated in writing by Seller, the remaining balance of the Adjustment Escrow Amount (after disbursement to Buyer of the appropriate shortfall amount), and (B) if the

6 Post-Closing Adjustment Amount is a positive number, Buyer shall pay such difference to Seller, by wire transfer of immediately available funds to an account or accounts designated by Seller, and Buyer and Seller shall execute and deliver joint written instructions to the Escrow Agent to disburse the Adjustment Escrow Amount to Seller, by wire transfer of immediately available funds to the account(s) designated in writing by Seller. All payments made pursuant to this Section 2.4 shall be treated as adjustments to the Purchase Price for all Tax purposes, unless otherwise required by applicable Law. Section 2.5 Withholding. Notwithstanding any other provision in this Agreement to the contrary, Buyer and the Company, as applicable, shall be entitled to deduct and withhold from any amounts otherwise payable (directly or indirectly) pursuant to this Agreement such amounts as Buyer or the Company are required to deduct and withhold with respect to the making of such payment under applicable Law; provided, however, that Buyer or the Company, as applicable, will use commercially reasonable efforts to provide Seller with written notice of any intended withholding as soon as reasonably practicable after making such determination, and Buyer or the Company, as applicable, shall cooperate in good faith with Seller to obtain any available exception from or reduction in, such withholding to the extent permitted under applicable Law. To the extent that amounts are so withheld and paid over to the applicable Governmental Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable payee in respect of which such deduction or withholding was made. Section 2.6 Allocation of Purchase Price. The Parties agree that the Tax Consideration shall be allocated among the Assets for U.S. federal income Tax purposes in accordance with Section 1060 of the Code and the Treasury Regulations promulgated thereunder, and the tax allocation methodology set forth on Schedule 2.6. Within thirty (30) days following the final determination of the Purchase Price, Buyer shall prepare and provide to Seller a draft allocation of the Tax Consideration, which shall be prepared based on principles in this Section 2.6 (the “Allocation”). Seller shall notify Buyer in writing within thirty (30) days of receipt of the Allocation of any comments to the Allocation. If Seller does not deliver any written notice of comments to the Allocation within such thirty (30)-day period, the Allocation shall be deemed agreed to by Seller and shall be final, conclusive and binding on the Parties. If a written notice of comments is timely delivered to Buyer, Seller and Buyer will negotiate using good faith efforts for a period of twenty (20) days to resolve any disputed items. If, during such period, Seller and Buyer resolve their differences in writing as to any disputed items, such resolution shall be deemed final and binding with respect to such items for the purpose of determining that component of the Allocation. In the event that Seller and Buyer do not resolve all of the items disputed in the Allocation, then for all such unresolved disputed items, each Party shall be permitted to adopt its own Allocation as it deems appropriate. The Parties shall report all items agreed to or deemed agreed to consistently with this Section 2.6 in all Tax Returns, including any information or Tax Returns or supplements thereto required to be filed under Section 1060 of the Code, and no Party shall take any position in any Tax Return, in any Tax examination, audit, claim or similar Proceeding that is inconsistent with the portions of the Allocation that are agreed to or deemed agreed to, in each case, unless required to do so by a “determination” as defined in Section 1313(a) of the Code or any analogous provision of applicable state or local Tax Law; provided, however, that neither Party nor any of its Affiliates shall be unreasonably impeded in its ability and discretion to negotiate, compromise and/or settle any Proceedings in connection with the Allocation. The

7 Parties shall file any required Tax Returns (including IRS Form 8594) in a manner consistent with the portions of such Allocation that are agreed to or deemed agreed to and promptly inform one another of any challenge by any Governmental Authority related to the Allocation. ARTICLE III REPRESENTATIONS AND WARRANTIES REGARDING SELLER Subject to the provisions of this Article III and the other terms and conditions of this Agreement, Seller hereby represents and warrants to Buyer and SMC as follows: Section 3.1 Organization; Qualification. Seller is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware and has all requisite organizational power and authority to own, lease and operate its properties (including the Acquired Interests and, indirectly, the Assets) and to carry on its business as it is now being conducted. Seller is duly licensed or qualified to do business as a foreign limited liability company in all jurisdictions in which it carries on business or owns assets and such qualification is required by Law, except where the failure to be so duly qualified, registered or licensed and in good standing would not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by the Transaction Documents to which it is a party or to materially impair its ability to perform its obligations under the Transaction Documents to which it is a party. Section 3.2 Authority; Enforceability. (a) Seller has all requisite power and authority to enter into, execute and deliver the Transaction Documents to which it is a party, and to consummate the transactions and perform its obligations contemplated hereby and thereby. The execution and delivery by Seller of the Transaction Documents to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly and validly authorized by Seller, and no other limited liability company proceedings on the part of Seller are necessary to authorize the Transaction Documents to which it is a party or to consummate the transactions contemplated by the Transaction Documents to which it is a party. (b) The Transaction Documents to which Seller is a party have been duly executed and delivered by Seller, and, assuming the due authorization, execution and delivery by the other parties thereto, each Transaction Document to which Seller is a party constitutes the valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws relating to or affecting creditors’ rights generally and subject, as to enforceability, to legal principles of general applicability governing the availability of equitable remedies, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at Law) (collectively, “Creditors’ Rights”). Section 3.3 Non-Contravention. The entry into, execution, delivery and performance of the Transaction Documents to which Seller is a party by Seller and the consummation by Seller of the transactions contemplated thereby does not and will not: (a) contravene, conflict with,

8 violate or result in any breach of any provision of the Organizational Documents of Seller; (b) except as set forth on Schedule 3.3, violate, conflict with, or constitute a default (or an event that with notice or passage of time or both would give rise to a default) under, or give rise to any right of termination, cancellation, amendment or acceleration (with or without the giving of notice, or the passage of time or both) under any of the terms, conditions or provisions of, or give rise to the loss of any material benefit under, require consent, approval or waiver from, or require the giving of notice to any Person (in any case, with or without the giving of notice, or the passage of time or both), with respect to any material Contract to which Seller is a party or by which any property or asset of Seller is bound or affected; or (c) except for any requisite Governmental Consents, contravene, conflict with, violate or result in a breach of any Law to which Seller is subject or by which any of Seller’s properties or assets is bound, or require consent, approval or waiver from, or require the giving of notice to any Person, except in the cases of clauses (b) and (c), for such defaults or rights of termination, cancellation, amendment, or acceleration, violations, or consents, as would not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by the Transaction Documents to which Seller is a party or to materially impair Seller’s ability to perform its obligations under the Transaction Documents to which it is a party. Section 3.4 Governmental Approvals. No declaration, filing or registration with, or notice to, or authorization, consent or approval of, any Governmental Authority (collectively, “Governmental Consents”) is necessary for the consummation by Seller of the transactions contemplated by the Transaction Documents to which it is a party, other than declarations, filings, registrations, notices, authorizations, consents or approvals which if not obtained or made, would not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by the Transaction Documents to which Seller is a party or to materially impair Seller’s ability to perform its obligations under the Transaction Documents to which it is a party. Section 3.5 Legal Proceedings. There are no Proceedings pending or, to the Knowledge of Seller, threatened against Seller or any of its Affiliates which, (a) would reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by the Transaction Documents to which Seller is a party or to materially impair Seller’s ability to perform its obligations under the Transaction Documents to which it is a party; (b) seeks to (i) challenge the validity or enforceability of the obligations of Seller under this Agreement or the obligations of Seller under the other Transaction Documents to which it is a party or (ii) enjoin, alter, challenge, delay or prevent the consummation of the transactions contemplated by this Agreement; or (c) relates to the Acquired Interests or would be material to the Company and the Business, taken as a whole. Section 3.6 Ownership of Acquired Interests. (a) The Acquired Interests constitute all of the issued and outstanding Equity Interests in the Company. Seller has good and valid title to the Acquired Interests free and clear of all Liens other than (i) Permitted Equity Interest Liens, (ii) Liens created by this Agreement, and (iii) those Liens set forth on Schedule 3.6 of the Seller Disclosure Schedule, which shall be released, waived or otherwise terminated in connection with Closing. The consummation of the transactions

9 contemplated hereunder will convey to Buyer good and valid title to the Acquired Interests, free and clear of all Liens other than Permitted Equity Interest Liens. (b) Seller is not a party to any agreements, arrangements or commitments obligating Seller to grant, deliver or sell, or cause to be granted, delivered or sold, the Acquired Interests, by sale, lease, license or otherwise, other than this Agreement. (c) There are no voting trusts, proxies or other agreements or understandings to which Seller is bound with respect to the voting of the Acquired Interests. Section 3.7 Brokers’ Fee. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller for which Buyer, SMC or the Company shall have any responsibility. Section 3.8 Bankruptcy. There are no bankruptcy, reorganization or arrangement Proceedings pending, being contemplated by or, to Seller’s Knowledge, threatened against Seller or any of its Affiliates and Seller is not entering into this Agreement or any other Transaction Documents to which it is a party with an intent to hinder, delay or defraud any present or future creditors of Seller or its Affiliates. Section 3.9 Investment Intent. Seller is acquiring the SMC Common Stock contemplated in this Agreement for its own account as an investment, and not with a view to sell, transfer or otherwise distribute in violation of any securities Laws. Seller (i) is an “accredited investor” within the meaning of Rule 501(a) under Regulation D of the Securities Act, (ii) has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the SMC Common Stock and SMC, (iii) is capable of bearing the economic risks of such investment and is able to bear the complete loss of its investment in the SMC Common Stock and SMC and (iv) acknowledges and understands that (A) the acquisition of the SMC Common Stock pursuant to this Agreement has not been registered under the Securities Act in reliance on an exemption therefrom and (B) that each of the SMC Common Stock and will, upon such acquisition, be characterized as “restricted securities” as defined in Section (a)(3) of Rule 144 of the Securities Act. Section 3.10 Independent Evaluation. Seller is sophisticated in the evaluation, purchase, ownership, development, investment in and operation of businesses similar to that of SMC, including the operation of assets similar to SMC’s assets, and Seller is capable of evaluating the merits and risks of acquiring the SMC Common Stock and bearing the economic risks of such investment. Seller has conducted its own independent investigation of SMC and the SMC Common Stock, which investigation was done by Seller and its own advisors. Section 3.11 Business Investigation. Seller has conducted such investigation of the business of SMC as it has deemed necessary in order to make an informed decision concerning the transactions contemplated by this Agreement. Seller acknowledges that it has had an opportunity to ask questions of the officers and management of SMC and has been given access to, and has

10 had the opportunity to visit and examine, the assets and the properties of SMC. In all matters affecting the condition of SMC’s assets and properties and the contents of the documents, records, reports or other materials in connection with the transactions contemplated hereby, Seller is solely relying upon the advice and opinion offered by its own Representatives and the representations and warranties of SMC contained in this Agreement. Notwithstanding any other provision of this Agreement to the contrary, except as expressly provided in this Agreement, no representation or warranty has been or is being made by SMC or any of its respective Representatives as to the accuracy or completeness of any of the information provided or made available to Seller or any of its Affiliates or Representatives, including any information, documents or material provided or made available to Seller and its Representatives in any “data rooms” (virtual or otherwise), in management presentations or in any other form in expectation of the transactions contemplated hereby. Section 3.12 Sole and Exclusive Representations and Warranties. THE REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THIS ARTICLE III AND ARTICLE IV (INCLUDING THE RELATED PORTIONS OF THE SCHEDULES) CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES ON BEHALF OF SELLER OR THE COMPANY TO BUYER AND SMC IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EXCEPT FOR SUCH REPRESENTATIONS AND WARRANTIES, NEITHER THE SELLER OR THE COMPANY, NOR ANY OTHER PERSON MAKES ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER, ORAL OR WRITTEN, EXPRESS OR IMPLIED WITH RESPECT TO SELLER OR THE COMPANY, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE COMPANY’S BUSINESS, ASSETS, LIABILITIES, OPERATIONS, PROSPECTS OR CONDITIONS, AND BUYER DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, WHETHER MADE BY SELLER OR ANY OF ITS REPRESENTATIVES (INCLUDING WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, THE NATURE OR EXTENT OF ANY LIABILITIES, THE BUSINESS OR FINANCIAL PROSPECTS, OR THE EFFECTIVENESS OR SUCCESS OF ANY OPERATIONS OF THE COMPANY, THE DISTRIBUTION OF, OR ANY PERSON’S RELIANCE ON, ANY INFORMATION, DISCLOSURE OR OTHER DOCUMENT OR OTHER MATERIAL MADE AVAILABLE TO ANY PERSON IN ANY DATA ROOM, MANAGEMENT PRESENTATION OR IN ANY OTHER FORM IN EXPECTATION OF, OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT). EXCEPT FOR SUCH REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THIS ARTICLE III AND ARTICLE IV, SELLER DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, PROJECTION, FORECAST, STATEMENT, OR INFORMATION MADE, COMMUNICATED, OR FURNISHED (ORALLY OR IN WRITING) TO BUYER OR ANY OF ITS REPRESENTATIVES (INCLUDING OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN OR MAY BE PROVIDED TO BUYER AND SMC OR ANY OF THEIR REPRESENTATIVES). Section 3.13 No Reliance. In making the decision to enter into this Agreement and consummate the transactions contemplated hereby, Seller has relied solely upon the representations and warranties of SMC and Buyer set forth in Article V of this Agreement

11 (including the related portions of the Schedules). Except for the representations and warranties contained in Article V (including the related portions of the Schedules), neither SMC nor Buyer, nor any of their respective Affiliates or any of their respective stockholders, trustees, members, partners, equityholders, fiduciaries or Representatives, or any other Person has made or is making, and Seller has not relied upon, any other representation or warranty of any kind or nature whatsoever, oral or written, express or implied, with respect to SMC, Buyer, the Summit Companies or their assets or business, this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby. Except for the representations and warranties contained in Article V (including the related portions of the Schedules), Seller disclaims, on behalf of itself and its Affiliates, any other representations or warranties of SMC and Buyer, whether made by SMC or Buyer or any of their respective Affiliates or their respective stockholders, trustees, members, partners, equityholders, fiduciaries or Representatives or any other Person, with respect to SMC or Buyer, this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby or any reliance thereon. Except for the representations and warranties contained in Article V (including the related portions of the Schedules), neither SMC or Buyer nor any of their respective Affiliates, any of their respective stockholders, trustees, members, partners, equityholders, fiduciaries or representatives nor any other Person has made or is making any representations or warranties to Seller or any other Person regarding the probable success or profitability of the Summit Companies or their business (whether before or after the Closing). ARTICLE IV REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY Subject to the provisions of this Article IV and the other terms and conditions of this Agreement, Seller hereby represents and warrants to Buyer as follows: Section 4.1 Organization; Qualification. The Company is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite organizational power and authority to own, lease and operate its properties, including the Assets, and to carry on its business as it is now being conducted. The Company is duly qualified, registered or licensed to do business as a foreign entity and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of its business makes such qualification necessary, except where the failure to be so duly qualified, registered or licensed and in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Schedule 4.1 sets forth a true, correct and complete list of each jurisdiction in which the Company is qualified or authorized to do business as a foreign company. Seller has made available to Buyer true and complete copies of the Organizational Documents of the Company, as in effect on the Closing Date, and each as made available to Buyer is in full force and effect, and neither Seller nor the Company is in material violation of any of the provisions of such Organizational Documents. Section 4.2 Non-Contravention. The entry into, execution, delivery and performance of the Transaction Documents to which Seller is a party by Seller, and the consummation by Seller of the transactions contemplated thereby, does not and will not: (a) contravene, conflict with, violate or result in any breach of any provision of the Company’s Organizational Documents;

12 (b) except as set forth on Schedule 4.2, violate, conflict with, or constitute a default (or an event that with notice or passage of time or both would give rise to a default) under, or give rise to any right of termination, cancellation, amendment or acceleration (with or without the giving of notice, or the passage of time or both) under any of the terms, conditions or provisions of, or give rise to the loss of any material benefit under, require consent, approval or waiver from, or require the giving of notice to any Person (in any case, with or without the giving of notice, or the passage of time or both), with respect to any Material Contract or Material Permit to which the Company is a party or its properties or assets are bound; (c) except for any requisite Governmental Consents, contravene, conflict with, violate or result in a breach of any Law to which the Company is subject or by which any of the Company’s properties or assets are bound, or require consent, approval or waiver from, or require the giving of notice to any Person; or (d) constitute (with or without the giving of notice or the passage of time or both) an event which would result in the creation of any Lien (other than Permitted Liens) on any Asset of the Company or any Equity Interests of the Company, including the Acquired Interests, except, in the cases of clauses (b), (c) and (d), for such defaults or rights of termination, cancellation, amendment, or acceleration, violations, Liens or consents, as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Business, taken as a whole. Section 4.3 Governmental Approvals. Except as set forth on Schedule 4.3, no Governmental Consent is necessary for the consummation by the Company of the transactions contemplated by the Transaction Documents other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not obtained or made, would not reasonably be expected be material to the Company, individually or in the aggregate, or the Business. Section 4.4 Capitalization. (a) The current equity capitalization of the Company, including all of the issued and outstanding Equity Interests in the Company, including the Acquired Interests, is set forth on Schedule 4.4(a). There are no issued or outstanding Equity Interests in the Company, except for the Acquired Interests set forth on Schedule 4.4(a). Seller owns all of the Acquired Interests free and clear of all Liens other than Permitted Equity Interest Liens. (b) The Equity Interests, including the Acquired Interests, have been duly authorized, validly issued, fully paid (to the extent required by the applicable Organizational Document of the Company), and are non-assessable, and were not issued in violation of, and are not subject to, any preemptive rights, rights of first refusal, rights of first offer, purchase options, call options or other similar rights of any Person. There are no preferential rights, rights of first refusal, or other similar rights that are applicable to the transfer of the Acquired Interests to Buyer (including, indirectly the Assets) in connection with the consummation of transactions contemplated by this Agreement. (c) Except as set forth in the Organizational Documents of the Company, the Equity Interests, including the Acquired Interests, are not subject to any voting trust, member or partnership agreement or voting agreement or other agreement, right, instrument or understanding with respect to any purchase, sale, issuance, transfer, repurchase, redemption, voting, distribution rights or disposition of any such Equity Securities, other than as set forth in the Organizational Documents of the Company.

13 (d) Except as set forth in the Organizational Documents of the Company, there are no Equity Securities of the Company, convertible into, or exchangeable or exercisable for Equity Interests of the Company, or options, warrants, calls, rights, commitments, outstanding subscriptions, preemptive rights, equity appreciation, phantom equity, profit participation, redemption rights, understandings, agreements or Contracts to which the Company is a party or by which it is bound obligating the Company to issue, grant, transfer, convey, assign, deliver, sell, purchase, redeem or acquire any Equity Interests or other voting securities of, or any other interest in, the Company (or securities convertible into or exchangeable or exercisable for Equity Interests or other voting securities of, or any other interest in, the Company) or obligating the Company to grant, extend or enter into any such subscription, option, warrant, call, right, commitment, understanding or agreement. (e) The Company has not granted to any Person any agreement or option, or any right or privilege capable of becoming an agreement or option, for the purchase, subscription, allotment or issue of any unissued interests, units or other securities (including convertible securities, warrants or convertible obligations of any nature) of the Company, other than as set forth in the Organizational Documents of the Company. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any Equity Interests in the Company, other than as set forth in the Company’s Organizational Documents. (f) There are, and there will be as of the Closing, no outstanding stock appreciation, phantom stock, profit participation or other rights to participate in the revenues, profits or equity (or the value thereof) or similar rights which are obligations of the Company. There are no preemptive rights, rights of first refusal or first offer, option grants or exercise rights, voting or veto rights, voting trusts, change of control or similar rights, anti-dilution protections or other rights that any equity holder, officer, employee, manager or director of the Company either is or would be entitled to invoke as a result of the transactions contemplated by this Agreement. (g) The Company does not own, and has never owned, directly or indirectly, any Equity Securities in any other Person. Section 4.5 Compliance with Law. Except as set forth on Schedule 4.5, the Company is, and has been during the prior five (5) year period, in material compliance with all applicable Laws and has not received any written notice or allegation of violation, default or noncompliance from any Governmental Authority with respect to any Laws applicable to it. There is no unresolved Order issued or entered by any Governmental Authority imposed upon the Company or to which the Company’s Assets are subject that would, individually or in the aggregate, reasonably be expected to be material to the Company and the Business, taken as a whole. Section 4.6 Real Property. (a) Set forth on Schedule 4.6(a) is a true, correct and complete list of each parcel of real property owned in fee title by the Company (the “Owned Real Property”). The Company owns and has good, valid and indefeasible title to the Owned Real Property, free and clear of all Liens, except for Permitted Liens. Neither Seller nor the Company has (i) entered into any Contract or agreement to sell, or which grants an option or other right to any third party to

14 purchase; or (ii) leased or otherwise granted to any Person the right to use or occupy, any of such Owned Real Property, except as set forth on Schedule 4.6(a). Seller has made available to Buyer true, correct, and complete copies of the conveyance documents to the Company for each such parcel and all of Seller’s prior and existing title insurance policies insuring title to the Owned Real Property, including copies of any exceptions thereto, all surveys of the Owned Real Property, and such other inspection reports, appraisals, information, data, reports, notices, Contracts, agreements and other documents in Seller’s or the Company’s possession relating to the Owned Real Property. (b) Set forth on Schedule 4.6(b) is a true, correct and complete list of all leases, subleases, surface leases or licenses (the “Real Property Leases”) of Real Property pursuant to which the Company is granted a right to use or occupy all or any portion of Real Property (excluding for purpose hereof any rights of way, easements or similar interests) (“Leased Real Property”). The Company has a valid leasehold interest in all of its Leased Real Property free and clear of all Liens (except for Permitted Liens). For the avoidance of doubt, the representations contained in this Section 4.6(b) are not intended, and shall not apply, to Rights-of-Way, which are the subject of Section 4.6(c). Seller has provided Buyer with true, correct and complete copies of all Real Property Leases, together with any amendments, modifications or supplements thereto. Each Real Property Lease is valid and effective against the Company and, to the Knowledge of Seller, the counterparties thereto, in accordance with their respective terms and there is not, under any of such Real Property Lease, any existing material default by the Company, or, to the Knowledge of Seller, the counterparties thereto, or, to the Knowledge of Seller, any event which, with notice or lapse of time or both, would become a material default by the Company, or, to the Knowledge of Seller, the counterparties thereto. The Company is currently in possession of all Leased Real Property, and neither Seller nor the Company has subleased, assigned, or otherwise granted to any Person the right to use or occupy such Leased Real Property or any portion thereof. With respect to each Real Property Lease, all rents and additional rents due on each such lease have been paid in full. (c) The Company’s Assets include all of the easements, rights-of-way, licenses or authorizations (such easements, rights-of-way, licenses or authorizations which are a part of the Assets for purposes of this Section 4.6(c), the “Rights-of-Way”) necessary to access and operate the Company’s Assets as currently owned and operated, in all material respects. Schedule 4.6(c) contains a true, correct and complete list of all Rights-of-Way and similar non-possessory interests of which the Company owns or has an interest in and which are material to the operation of the Business and the Assets as currently operated as of the date hereof. Except as specifically set forth on Schedule 4.6(c), (i) all Rights-of-Way are valid, in full force and effect and effective against the Company and, to the Knowledge of Seller, the counterparties thereto, in accordance with their respective terms and (ii) there is not, under any Rights-of-Way, any existing default by the Company, or, to the Knowledge of Seller, the counterparties thereto, or, to the Knowledge of Seller, any event which, with notice or lapse of time or both, would become a default by the Company, or, to the Knowledge of Seller, the counterparties thereto. The Rights-of-Way establish a continuous route and right-of-way that is free from any gaps with respect to the Company’s Assets. The Company’s Assets are located entirely within the boundaries of the premises covered by the Rights-of-Way being utilized for, or as part of, the Company’s Assets and do not materially encroach upon any real property of other Persons. No party to any Rights-of-Way or any successor to the interest of such party has threatened in writing to file any action against the Company to

15 terminate, cancel, rescind or procure judicial reformation of any Rights-of-Way. True, correct and complete copies of all Rights-of-Way have been made available to Buyer. (d) Except as set forth on Schedule 4.6(d), the Company is not obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Owned Real Property, Leased Real Property, or Rights-of-Way, or any interest therein, to any Person other than Buyer. (e) The Company has not received any written notice of any eminent domain or condemnation Proceeding or taking, nor, to the Knowledge of Seller, is any such Proceeding or taking threatened with respect to all or any material portion of Owned Real Property, Leased Real Property, or Rights-of-Way. (f) The buildings, structures and other improvements on the Real Property are in good operating condition in all material respects (ordinary wear and tear excepted) and are adequate and suitable for the purposes for which they are presently used. Section 4.7 Personal Property. Schedule 4.7 of the Seller Disclosure Schedule sets forth a list all plants, processing units and other material tangible personal property (a) located on the Real Property, (b) owned, leased or held for use by the Company and (c) otherwise used in connection with the ownership or operation of the Assets and the Business, in each case, valued above $250,000. Section 4.8 Title to Properties and Assets; Sufficiency of Assets. (a) After giving effect to the transactions contemplated by this Agreement and the Transaction Documents, the Company has good and valid title to or a valid leasehold or other contractual interest to use all buildings and fixtures and material machinery, equipment, tools, vehicles, furniture, improvements and other properties and assets used in connection with or otherwise necessary for the operation of the Business as currently operated, including the Assets, in each case, free and clear of all Liens (except for Permitted Liens). (b) The Owned Real Property, Leased Real Property and Rights-of-Way constitute all of the material Real Property used for the conduct of the Business on the date hereof. Except as set forth on Schedule 4.8(b), neither the Seller nor any of its Affiliates (excluding the Company) owns or leases any Real Property that constitute part of the Business or that is necessary in connection with the ownership or operation thereof as currently operated by Seller or any of its Affiliates. (c) The Assets (including all Permits, Contracts, Owned Real Property, Leased Real Property, Rights-of-Way and other rights and properties, tangible or intangible, real or personal, owned, leased, or licensed by the Company, including the personal property set forth on Schedule 4.7) constitute, in all material respects all of the assets, properties and rights necessary to conduct the operations of the Business as currently operated and comprise all of the assets, rights and properties, tangible or intangible, real or personal, sufficient and necessary to permit Buyer to

16 conduct the Business immediately following the Closing in the same form and manner as conducted by Seller immediately prior to the Closing Date. (d) All of the material Assets owned or held for use by the Company or used in connection with the Business have been maintained in all material respects by the Company while owned or held for use by the Company and are, in all material respects, in a good and operable state of repair suitable and adequate to maintain normal operations as currently operated and used by or on behalf of the Company, ordinary wear and tear and routine maintenance excepted. Maintenance has not been intentionally deferred on any of the foregoing assets in contemplation of the transactions contemplated herein. Section 4.9 Financial Statements. (a) Attached on Schedule 4.9(a) are true, correct and complete copies of the audited balance sheet of the Company and the related audited statement of operations as of and for the twelve-month periods ended December 31, 2023 and December 31, 2024 (collectively, the “Financial Statements”). (b) The Financial Statements (i) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, and (ii) present fairly, in all material respects, the financial position and operating results of the Company as of, and for the periods ended on, the respective dates thereof. The Financial Statements have been prepared from, and are in accordance with, the books and records of the Company in all material respects. (c) The Company does not have any liability, whether accrued, contingent, absolute or otherwise, except for (i) liabilities accrued, expressly stated or adequately reserved against in the Financial Statements dated as of the Balance Sheet Date; (ii) liabilities that have arisen since the Balance Sheet Date in the ordinary course of business (none of which is a liability for breach of Contract, tort infringement, action, claim, warranty or environmental, health or safety matter); and (iii) liabilities which would not (individually or in the aggregate) reasonably be expected to be material to the Company and the Business, taken as a whole. (d) All of the accounts receivable of the Company are valid and enforceable claims, are not subject to any set-off or counterclaim, and were recorded in the ordinary course of business, in each case, in all material respects. The allowance for doubtful accounts stated in the Financial Statements is adequate and reasonable in all material respects based on the past history of the Company with respect to the business and customers. Set forth on Schedule 4.9(d) is a list of the accounts receivable and accounts payable of the Company that, as of the date hereof, have been outstanding for more than ninety (90) days after the relevant invoice date; provided, that any accounts receivable that have been re-issued or re-dated shall be deemed to have been outstanding since the original issuance of such accounts receivable. (e) All accounts payable of the Company arose in bona fide arm’s-length transactions in the ordinary course of business. Since the Balance Sheet Date, the Company has paid its accounts payable in the ordinary course and in a manner that is consistent with past practices of the Company. Except as set forth on Schedule 4.9(e), the Company does not have any accounts

17 payable owing to Seller or any Person that is affiliated with Seller or any managers, directors, officers or employees of the Company. (f) Except as set forth on Schedule 4.9(f), the Company does not have any Debt outstanding. Section 4.10 Absence of Certain Changes. Except as set forth on Schedule 4.10 of the Seller Disclosure Schedule, from the Balance Sheet Date through the Closing Date, there have not been any changes, events, occurrences, effects or developments that have had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and the Company has not, and the Seller has not with respect to the Company, taken any of the following actions: (i) transferred, issued, granted, sold or otherwise disposed, delivered, purchased, redeemed or otherwise acquired, any Equity Securities in the Company; (ii) acquired (by merger, consolidation, acquisition or otherwise), any business or all or substantially all of the assets of any other Person or purchased any Equity Securities of any Person; (iii) split, combined or reclassified any Acquired Interests or any other Equity Interests of the Company; (iv) adopted a plan of complete or partial liquidation or resolutions providing for or authorizing a liquidation, dissolution, merger, consolidation, conversion, restructuring, recapitalization or other reorganization of the Company or any portion of the Business; (v) created, incurred, guaranteed, or assumed or otherwise become liable for any Debt; or made any loans, advances, or capital contributions to, or investments in, any other Person or formed any new Subsidiary; (vi) sold, leased, assigned, transferred, or otherwise disposed of, directly or indirectly, any Assets, other than (A) sales of inventory in the ordinary course of business and (B) in connection with the replacement of Assets of the Company in the ordinary course of business and/or dispositions of obsolete or worthless assets; (vii) made any capital expenditures in excess of $100,000 individually or $250,000 in the aggregate with respect to the Company; (viii) (A) changed or modified, in any material respect, the Company’s accounting policies or methods, other than as required by GAAP or a change in applicable Law or (B) changed any historical working capital practice, including accelerating any collections of Cash or accounts receivables or deferring or delaying accounts payable; (ix) terminated, renewed, amended, modified, extended, restated, supplemented or waived any material rights under any Material Contract;

18 (x) (A) changed or rescinded any Tax election, (B) filed any amended Tax Return, (C) entered into any closing agreement with respect to Taxes, (D) settled or compromise any Tax claim, assessment or other tax Proceeding, (E) surrendered any right to claim a refund, credit or rebate of Taxes or (F) consented to any extension or waiver of the statute of limitations applicable to any Tax claim, assessment or other Tax Proceeding, in each case, to the extent that such action would increase any Tax liability or taxable income, or reduce taxable losses, of the Company for a Tax period (or portion thereof) beginning after the Closing Date; (xi) adopted, amended or modified any Plan covering any Business Employees, except for any changes required by Law; (xii) hired any employees or made any change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or agreed to pay, conditionally or otherwise, any bonus, incentive, retention or other compensation, retirement, welfare, fringe or severance benefit or vacation pay, to or in respect of any Business Employee; (xiii) waived, compromised, proposed to settle, settled or agreed to settle any pending or threatened Proceeding or agree to any remedies with respect to any pending or threatened Proceeding with respect to the Company; (xiv) suffered any damage, destruction, eminent domain taking or other casualty loss (whether or not covered by insurance) affecting the Business, the Assets or the Company in any material respect; (xv) declared, paid or made any Cash or non-cash dividend on, or distribution in respect of, any Equity Interests of the Company; (xvi) adopted any change in the Organizational Documents of the Company; or (xvii) agreed or committed to take any of the actions described above. Section 4.11 Environmental Matters. Except as to matters set forth on Schedule 4.11 of the Seller Disclosure Schedule: (a) The Company is, and has been during the prior five (5) year period, in compliance, in all material respects, with all applicable Environmental Laws; (b) The Company possesses, and has possessed during the prior five (5) year period, all material Permits required under Environmental Laws for the Company’s operations, a complete list of such material Permits is set forth on Schedule 4.11(b) (the “Environmental Permits”). The Company is in compliance with the terms of such Environmental Permits, and any applications for renewal of such Environmental Permits have been timely filed, in each case, in all material respects, and no material changes to operations or pollution control equipment are required in order for the continued operation of the Company’s Assets to remain in compliance in all material respects with such Environmental Permits or Environmental Law;

19 (c) The Company and its properties and operations are not subject to any pending or, to the Knowledge of Seller, threatened Proceeding arising under, or with respect to alleged violations of, or liability under any Environmental Law or any outstanding Order, consent, decree or other agreement concerning alleged non-compliance with or liability under Environmental Laws, nor during the prior five (5) year period, has the Company received any written notice, order or complaint from any Governmental Authority or any other Person alleging a violation of, non- compliance with or liability or potential or alleged liability, arising under or pursuant to any Environmental Law, in each case, other than notices with respect to matters that have been resolved to the satisfaction of such relevant Governmental Authority or Person and for which the Company has no further material obligations outstanding; (d) There has been no Release of Hazardous Substances on, at, under, to, or from any of the Real Property currently or formerly owned, leased, occupied or operated by the Company or any other location, or from or in connection with the Company’s operations, wastes or other Hazardous Substances and no Hazardous Substances are present at, under or on any Real Property currently or formerly owned, leased, occupied or operated by the Company, in each case, in a quantity, concentration or manner that would reasonably be expected to give rise to any material liability to the Company, including any remedial or corrective action obligation pursuant to any Environmental Law; (e) The Company has not assumed or taken on any third party liability or provided or assumed any indemnity obligation under any applicable Environmental Laws, including any obligation for corrective or remedial action of any other Person; and (f) Seller has furnished to Buyer true, correct and complete copies of all (i) Environmental Permits, (ii) documents regarding Proceedings or claims regarding non-compliance with or liabilities under Environmental Laws, and (iii) all material environmental audits, inspection reports, studies or assessments, in each case relating to the Company and its business or Assets. Section 4.12 Material Contracts. (a) Schedule 4.12(a) contains a true and complete listing of each of the following Contracts to which the Company is a party or by which it or its Assets are bound: (i) Purchase and sale Contracts for natural gas or other hydrocarbons involving annual expenditures or revenues (including pursuant to any purchase orders, invoices, statements of work or other similar arrangements entered into in connection with such Contract) in excess of $200,000; (ii) Contracts that constitute (A) pipeline interconnect or facility management or operating agreements, operational balancing agreements, an access or joint use agreement, maintenance agreement, or other similar arrangement, (B) gathering, transportation, treating, dehydration, processing, fractionation, or similar Contracts and any Contract for the provision of services relating to gathering, compression, collection, processing, terminalling, storage, marketing, treating or (C) a product sales agreement;

20 (iii) Contracts involving a remaining commitment to pay capital expenditures or to purchase a capital asset in excess of $200,000 individually or $400,000 in the aggregate; (iv) Each Contract for lease of personal property involving aggregate payments in excess of $200,000 in the current calendar year or any future calendar year; (v) Except for Contracts of the nature described in clauses (i) through (iv) above, each Contract involving obligations of, or payments to, the Company, in excess of $200,000 during the twelve (12) month period following the Closing Date that that cannot be terminated by the Company upon sixty (60) days or less notice without payment of a material penalty or other material liability; (vi) Any partnership, joint venture or substantially similar Contract involving a sharing of profits, losses, costs or liabilities by the Company with any other Person (other than the Organizational Documents of the Company); (vii) Each Contract relating to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise) pursuant to which the Company has any material outstanding rights or obligations, including indemnity or contingent payment obligations; (viii) Contracts that grant to any Person a right to purchase (including rights of first refusal, options or similar rights) any material assets of the Company; (ix) Contracts that contain any covenant of the Company that materially limits or purports to limit its ability to compete in any line of business or with any Person in any geographic area; (x) Any Contract which relates to Debt of the Company, whether secured or unsecured, including all loan agreements, guarantees, line of credit agreements, indentures, mortgages, promissory notes, agreements concerning long and short-term debt, together with all security agreements or other lien documents related to or binding on the Company or its Assets; (xi) Any Contract containing any area of mutual interest; (xii) Any Contract which is between the Company, on the one hand, and any of Seller or its Affiliates or the Company’s respective officers, directors, managers, principals or employees (or any such Person’s Affiliates), on the other hand; (xiii) Any Contract which is a settlement, settlement agreement, or similar agreement in connection with any Proceeding during the prior five (5) year period; (xiv) Any Contracts that require the Company to purchase its total requirements of any product or service from a third party, contains a “most favored nation” provision or a material limitation on price increases, or that contain any “take or pay” arrangements,

21 provide for any minimum volume commitments, capacity reservation charges or volume deficiency fees; (xv) Each Contract entered into outside of the ordinary course of business the primary subject matter of which provides for the indemnification by the Company of any Person or the assumption of any Tax, environmental or other liability of any Person; (xvi) Each Contract containing contingent payments or earn-outs; (xvii) Each Contract with a Governmental Authority; (xviii) Any Contract that requires the Company to provide any funds to or make any investment in (in each case, in the form of a loan, investment, capital contribution or similar transaction) any Person; (xix) Any Contract to which the Company is a party with respect to any swap, forward, put, call, floor, cap, collar, future or derivative transaction or option or similar hedge transaction; (xx) Each Contract for the employment or engagement of any current officer, employee or individual engaged as an independent contractor performing services for the Company that, (A) in the case of any Contract for employment, alters the at-will employment relationship of such individual, (B) cannot be terminated upon 30 days’ notice or less without material liability or (C) provides for change in control, severance or any post-termination payments or benefits, including, without limitation, any such payments or benefits that would become payable as a result of the consummation of the transactions contemplated by this Agreement; (xxi) Contracts which are collective bargaining agreements, or other similar Contracts, in each case, with any labor union, works council or other labor organization; (xxii) Any Contract that would prevent, materially delay or materially impede consummation of any of the transactions contemplated by this Agreement or that would require Buyer to make a payment as a result of the consummation of the transactions contemplated by this Agreement; (xxiii) Any Contract relating to the development, ownership, assignment, registration, license, or indemnification, coexistence, use, or enforcement of, or exercise of any rights under, any Intellectual Property, except for (A) commercial off-the-shelf Software, (B) Contracts entered into in the ordinary course of business with employees relating to the assignment of Intellectual Property and the protection of confidential information, and (C) nonexclusive licenses granted to customers of the Company in the ordinary course of business; and (xxiv) Any Contract which commits the Company to enter into any of the foregoing.

22 (b) Each Contract set forth on Schedule 4.12(a) of the Seller Disclosure Schedule (collectively, the “Material Contracts”) is a legal, valid and binding obligation of the Company, and is in full force and effect in all material respects and enforceable in accordance with its terms against the Company and, to the Knowledge of Seller, the other parties thereto, in each case, in all material respects and except as enforcement may be limited by Creditors’ Rights. Seller has made available to Buyer true, correct and complete copies of each Material Contract, including any amendments, modifications or supplements thereto. (c) Neither the Company, nor, to the Knowledge of Seller, any other party to any Material Contract is in (or has received written notice that it is in) default or breach (or has taken or failed to take any action such that with notice, the passage of time or both it would be in default or breach) in any material respect under the terms of such Material Contract, and no event has occurred that with the giving of notice or the passage of time or both would constitute a breach or default in any material respect by the Company or, to Seller’s Knowledge, any other party to such Material Contract. Neither Seller nor the Company has received any written notice from a third party alleging a violation or breach of any Material Contract by Seller or the Company, alleging or threatening a claim against the Company in connection with or related to any Material Contract or threatening to terminate such Material Contract. Neither Seller nor the Company is currently participating in any active discussions or negotiations regarding modification of or amendment to any Material Contract. Section 4.13 Legal Proceedings. Except as set forth on Schedule 4.13 of the Seller Disclosure Schedule, there are no, and during the prior five (5) year period there have been no, Proceedings (a) pending to which the Company is or was a party or to which any Acquired Interests or the Company’s Assets, including the ownership or operation thereof, are or were subject, (b) to the Knowledge of Seller, threatened against the Company, or (c) that seek to or which would reasonably be expected to have the effect of restricting, making illegal or otherwise prohibiting or materially delaying the consummation of the transactions contemplated by this Agreement and the Transaction Documents. Section 4.14 Permits. Except as otherwise set forth on Schedule 4.14(a), the Company holds, and has validly held when required, all material Permits necessary to lawfully use, own and operate the Assets and conduct the operation of the Business. A complete list of all such material Permits is set forth on Schedule 4.14(b) (the “Material Permits”). The Company has made all material declarations and filings with Governmental Authorities necessary for the lawful conduct of the Business. All Material Permits are in full force and effect in all material respects and will not be affected by, or require any transfer or re-issuance as a result of, the transactions contemplated by this Agreement. The Company is, and has been during the prior five (5) year period, in compliance, in all material respects, with each such Material Permit and no Proceeding is pending or, to the Knowledge of Seller, threatened to suspend, revoke, withdraw, modify or limit any such Material Permit in a manner that has had or would reasonably be expected to have a material impact on the ability of the Company to use such Material Permit or conduct its operations in compliance with applicable Law or that would result in the termination, revocation, suspension, withdrawal or restriction of any such Material Permit, or the imposition of any fine, penalty or other sanctions for violation of any requirements relating to any such Material Permits, in any material respect. Neither Seller nor the Company has received any written notice of any

23 default under, cancellation, suspension, revocation, invalidation or non-renewal of any Material Permit. No event has occurred that constitutes, or that with the giving of notice or the passage of time or both would constitute, a material default by the Company or, to Seller’s Knowledge, any other Person under any of the Material Permits. Applications for the renewal of each such Material Permit have been timely filed and all fees and charges with respect to the Material Permits as of the date hereof have been paid in full, in each case, in all material respects. True, correct and complete copies of all Material Permits have been provided to Buyer. Section 4.15 Taxes. Except as set forth on Schedule 4.15 of the Seller Disclosure Schedule or as would not reasonably be expected to be material to the Company or the Business: (a) all Tax Returns that are required to have been filed by the Company have been timely filed and all such Tax Returns are correct and complete in all respects; (b) all Taxes required to have been paid by the Company (whether or not shown as due on any Tax Return) have been timely paid; (c) all withholding Tax requirements (including withholding of Taxes pursuant to Section 1441 and 1442 of the Code, as amended or similar provisions under any foreign applicable Laws) imposed on the Company have been timely satisfied in full in all respects, and all amounts withheld have been timely paid over to the appropriate Governmental Authority; (d) each employee and independent contractor of the Company has been properly classified for purposes of applicable Law; (e) no Tax audits, examinations or administrative or judicial proceedings are currently being conducted, pending or, to the Knowledge of Seller, threatened with respect to the Company or any Tax Returns of the Company, and no assessment, deficiency or adjustment for Taxes has been asserted in writing by any Governmental Authority against or with respect to the Company that has not been finally resolved and satisfied; (f) there are no Liens (other than Permitted Liens) on any of the Assets or the Acquired Interests that arose in connection with any failure to pay any Tax; (g) there are no agreements or waivers currently in effect that provide for an extension of time with respect to the assessment or collection of any Tax from the Company; (h) no written claim has been made by any Governmental Authority in a jurisdiction where the Company does not file a Tax Return or pay a Tax directly that it is or may be required to file such a Tax Return or pay such a Tax (as the case may be) in that jurisdiction; (i) the Company has not entered into any closing agreement with a Governmental Authority, including, but not limited to, a closing agreement pursuant to Section 7121 of the Code, with regard to any Tax liability;

24 (j) the Company is not a party to any Tax allocation or sharing agreement, nor does the Company have any liability to any Person with respect to any previously terminated Tax allocation or sharing agreement; (k) the Company has not participated in nor is currently participating in any “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4 or any “tax shelter” within the meaning of Code Section 6662(d)(2)(C)(ii); (l) none of the assets of the Company (i) secure any Debt the interest on which is tax- exempt under Section 103(a) of the Code, (ii) is “tax-exempt use property” within the meaning of Section 168(h) of the Code, (iii) is “tax exempt bond financed property” within the meaning of Section 168(g)(5) of the Code or (iv) is “limited use property” within the meaning of Revenue Procedure 2001-28; (m) the Company (i) has not been a member of an affiliated group filing a consolidated, combined, or unitary Tax Return (other than a group the common parent of which was Seller) and (ii) does not have any liability for the Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign applicable Laws), or as a transferee or successor, or by contract (other than contracts entered into in the ordinary course of business, the primary subject matter of which does not relate to Taxes); (n) the Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period ending after the Closing Date as a result of any: (i) adjustment under Section 481(a) of the Code (or any corresponding or similar provision of state, local or foreign Law); (ii) installment sale or open transaction disposition made on or prior to the Closing Date; (iii) prepaid amount received on or prior to the Closing Date; (iv) an intercompany transaction or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Tax law); or (v) any other action taken out of the ordinary course of business for the purposes of deferring a Tax from a period prior to the Closing Date to a period following the Closing date, in each case entered into or created on or prior to the Closing Date; (o) all related party transactions involving the Company have been conducted at arm’s length in compliance with Section 482 of the Code and the Treasury Regulations promulgated thereunder and any comparable provisions of any other state, local or foreign Law; (p) the Company has properly collected and remitted all required sales, use, value added and similar Taxes with respect to sales made or services provided to its customers and has properly received and retained any appropriate Tax exemption certificates or other documentation for all such sales made or services provided without charging or remitting sales, use, value added or similar Taxes that qualify as exempt from sales or similar Taxes; (q) the company has not taken, claimed or applied for any employee retention Tax credit under the CARES Act;

25 (r) no Asset is subject to any tax partnership agreement or provisions requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code (other than as a result of Seller’s (or, if Seller is disregarded as an entity separate from another Person for U.S. federal income tax purposes, such other Person) indirect ownership of such Asset); and (s) for U.S. federal income Tax purposes, the Company is properly classified as an entity disregarded as separate from Seller (or, if Seller is disregarded as an entity separate from another Person for U.S. federal income Tax purposes, such other Person). Section 4.16 Employment and Labor Matters. (a) The Company does not have and has never had employees. Schedule 4.16(a) sets forth a complete list of each individual whose primary duties relate entirely or almost entirely to the maintenance and operation of the Company’s Assets, including the Fundare Employees (the “Available Employee Schedule” and such Persons listed on Schedule 4.16(a), the “Business Employees”), and for each such Person, the Person’s name, employer, work location, job title, date of hire, exempt or non-exempt classification under the Fair Labor Standards Act and/or any applicable state wage and hour Law, active or inactive status (and, if inactive, details about the reason for inactive status and the anticipated date of return to active status, if any). (b) The Company is not a party or subject to any labor or collective bargaining agreement, nor is any such agreement presently being contemplated or negotiated. None of the Business Employees are represented by a labor union with respect to their employment and, to the Knowledge of Seller, there is not currently underway, and has not been during the prior five (5) year period, any effort by a labor union to organize any of the Business Employees. (c) There are no, and during the prior five (5) year period there have not been any, (i) pending or, to the Knowledge of Seller, threatened labor or employment Proceedings or disputes against the Company, including any claims alleging unlawful harassment, employment discrimination, unfair labor practices, unpaid wages, unlawful wage or immigration practices, wrongful termination, including any Claims before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental Authority, or (ii) labor disputes, strikes, controversies, slowdowns, work stoppages or lockouts pending or, to the Seller’s Knowledge, threatened against or affecting the Company, the Business Employees or the Company’s Assets. (d) The Company is, and during the prior five (5) year period, has been in material compliance with all applicable Laws pertaining to employment and employment practices, including all Laws relating to labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, employee whistle-blowing, furloughs and layoffs, exempt or non-exempt employee classification, classification of nonemployee contractors or consultants as such, immigration matters, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, and unemployment

26 insurance. There are no Proceedings currently pending, or to Seller’s Knowledge, threatened against the Company in which any Business Employee (or any former employee who, if still employed, would qualify as a Business Employee) alleges a violation of any labor or employment Law. (e) The Company is not a party to, or otherwise bound by, any Order relating to the Business Employees or its employment practices. Neither Seller nor the Company has received, during the prior five (5) year period, any notice of intent by any Governmental Authority responsible for the enforcement of labor or employment Laws to conduct an investigation relating any Business Employee and, to the Knowledge of Seller, no such investigation is in progress. (f) Seller or its Affiliates have properly completed and retained a Form I-9 with respect to each Business Employee and all Business Employees are legally eligible to work in the United States. Section 4.17 Employee Benefit Plans. (a) Schedule 4.17 of the Schedules lists each Plan which is sponsored, maintained or contributed to by Seller or its Affiliates (other than the Company) for the benefit of the Business Employees. The Company does not sponsor, maintain or contribute to any Plan. Neither the Company nor any ERISA Affiliate maintains, sponsors, contributes to, or has any outstanding liability under any: (i) “defined benefit plan” as defined in Section 3(35) of ERISA or any other plan that is or was subject to the funding requirements of Section 412 of the Code or Section 302 or Title IV of ERISA, (ii) multiemployer plan as defined in Section 3(37) or Section 4001(a)(3) of ERISA, (iii) multiple employer plan as defined in Section 413(c) of the Code, or any plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063(a) of ERISA, or (iv) multiple employer welfare arrangement as defined in Section 3(40) of ERISA. There does not now exist, nor, to Seller’s Knowledge, do any circumstances exist that would result in, any “benefit plan liability” of the Company or any Affiliate of the Company that would be, or would become, a liability following the Closing of Buyer or any of its Affiliates. As used in the preceding sentence, the term “benefit plan liability” means any and all liabilities (a) under Title IV of ERISA, (b) under Sections 206(g), 302 or 303 of ERISA, and (c) under Sections 412, 430, 431, 436 or 4971 of the Code. (b) Neither the Company nor any ERISA Affiliate has ever sponsored, maintained, administered, contributed to, had any obligation to contribute to, or had any other liability under or with respect to and none of the Plans provides for or promises retiree medical, disability or life insurance benefits to any current or former employee, officer or director of the Company (other than coverage mandated by applicable Law, including COBRA, provided at the full expense of the individual). There has not been any material non-exempt prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, with respect to any Plan. (c) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby or thereby, either alone or in combination with any other event, will (i) entitle any current or former Business Employee to any compensation or benefit under any Plan, (ii) entitle any current employee or former Business Employee to severance pay, benefits or

27 any other payment or any increase in severance pay, benefits or any other compensation, payment or award; (iii) accelerate the time of payment or vesting, or trigger any payment or funding, of any compensation or benefits for any Business Employee or any other Person or (iv) result in any payment of any amount, individually or in the aggregate, that would constitute an “excess parachute payment” (as such term is defined in Section 280G of the Code). No Seller has any obligation (current or otherwise) to pay, reimburse, gross up, or otherwise indemnify any Business Employee for any taxes, penalties or interest imposed under Section 409A or Section 4999 of the Code. No event has occurred, and no condition or circumstance exists, that would reasonably be expected to subject the Company to penalties or excise Taxes under Sections 4980D or 4980H of the Code. Section 4.18 Intellectual Property. (a) Schedule 4.18(a) of the Seller Disclosure Schedule contains a list of all Owned Intellectual Property that is the subject of a grant, issuance, registration, or application with a Governmental Authority or private registrar, including all material Registered Intellectual Property and all common law trademarks, social media accounts and handles, Software (excluding commercially available, “off-the-shelf” software), and material unregistered Intellectual Property within the Owned Intellectual Property (other than trade secrets and know-how). (b) Except as set forth on Schedule 4.18 of the Seller Disclosure Schedule, the Company exclusively owns all right, title, and interest in and to all Owned Intellectual Property, is the record owner for all Registered Intellectual Property, and has a valid and effective license or other rights to use all other material Intellectual Property used in or required for the operation of the Business as currently conducted, in each case free and clear of all Liens, other than Permitted Liens. (c) The Company, during the prior five (5) year period, has not infringed or misappropriated, nor has Seller or the Company received a written claim that the Company has infringed or misappropriated, any Intellectual Property of any Person in any material respect, and to the Knowledge of Seller, there is no reasonable basis for any such claim, and to Knowledge of Seller, no Person is infringing, misappropriating or otherwise violating the Company’s Owned Intellectual Property, and the Company has not threatened any Person, in writing, with a claim for the foregoing. (d) All Owned Intellectual Property is valid, subsisting and enforceable and all required filings and fees for Registered Intellectual Property have been timely made and are not in any extension or grace period (except for any Registered Intellectual Property designated as expired or abandoned on Schedule 4.18(a) of the Seller Disclosure Schedule). No loss or expiration of any material Owned Intellectual Property is threatened, pending or reasonably foreseeable. (e) The Intellectual Property set forth on Schedule 4.18(a) is all of the material Intellectual Property used in or necessary for the conduct of the Business as currently conducted.

28 (f) The Company has taken commercially reasonable measures to protect the confidentiality of the trade secrets and confidential information owned by the Company used in the Business and of any third parties who have licensed material trade secrets and confidential information to the Company for use in the Business. There has been no disclosure of any such trade secret to any third party except pursuant to a written Contract providing for the nondisclosure by such third party of any trade secrets of the Company. Each Person who is or was an employee or contractor of the Company or any third party, including customers, who is or was involved in any way with the creation or development of any material Owned Intellectual Property has signed and delivered (and to the Knowledge of Seller, is in compliance with) a valid, enforceable Contract containing an unqualified, irrevocable assignment of such Intellectual Property rights to the Company and confidentiality provisions protecting such confidential information. No current or former stockholder, officer, director, employee, contractor, agent, or customer of the Company has any claim, right (whether or not currently exercisable), or interest to or in any Owned Intellectual Property. (g) The consummation of the transactions contemplated hereby will not result in the loss or impairment of any material right of the Company to own, use, practice or exploit any Intellectual Property held by or licensed to the Company that is currently used in, or required for, the operation of the Business as currently conducted (excluding licenses for commercially available, “off-the-shelf” software). Section 4.19 Data Protection; Privacy. (a) Except as set forth on Schedule 4.19(a), during the prior five (5) year period, there have been no incidents of ransomware, malware attack, security breaches or intrusions or unauthorized access, distribution, disclosure, destruction, encryption, exfiltration, disposal or use of any of the Company IT Systems or Personal Information that are in the possession of and controlled by the Company, in each case, except for pings and other broadcast attacks on the Company’s firewall, port scans, unsuccessful log-on attempts, denial of service attacks, and any combination of the foregoing, as long as no such incident resulted in unauthorized access, acquisition, use, or disclosure of Personal Information. Seller has provided to Buyer a copy of each insurance policy and related application that covers cybersecurity incidents during the prior five (5) year period. (b) The Company has implemented commercially reasonable backup, security and disaster recovery procedures with respect to the Company IT Systems consistent with industry practices. The Company IT Systems are (i) owned or licensed by the Company, (ii) have functioned throughout during the prior five (5) year period substantially within their published specifications and without any extended outage or material malfunction or failures, (iii) are reasonably sufficient for the immediate needs of the Business, including as to capacity, scalability, and the ability to process current and anticipated peak volumes in a timely manner, and (iv) to the Knowledge of Seller, are free from, and the Company has procedures to keep them free from any viruses, worms, trojan horses, bugs, faults, errors, contaminants, spyware and any other disabling or malicious code that (A) enable or assist, or would reasonably be expected to enable or assist, any Person to access without authorization the Company IT Systems or (B) affect the functionality of the Company IT Systems. The Company IT Systems are not dependent on any Software that

29 no longer has security updates or patches available or that is engineered such that future third party security updates and patches cannot be applied. All available security patches and updates have been applied to the Company IT Systems and the Company has taken commercially reasonable steps to ensure that future security patches and updates will be made available to, and promptly applied to the Company IT Systems. No Software within the Owned Intellectual Property has incorporated any Open Source Software in a manner that would, or would reasonably be expected to, in any way limit the Company’s ability to make, use, distribute and sell such Software, require the disclosure of source code to, or require the license on a royalty-free basis of such Software. (c) The Company is, and has been during the prior five (5) year period, in material compliance with all of its privacy policies and all applicable Privacy Laws. The Company has provided all notices to data subjects and obtained all consents from data subjects required under Privacy Laws. With respect to all Personal Information Processed by or on behalf of the Company, the Company has at all times taken all steps required and reasonably necessary to protect such Personal Information against loss and against unauthorized Processing. The Company has reasonable and appropriate safeguards in place to protect Personal Information in its possession or control from unauthorized access, including mandated policies to ensure compliance by its employees. (d) The Company has not received notice regarding any actual, alleged or asserted violation of any Privacy Laws. There are no notices, claims, investigations, or Proceedings pending, or, to the Knowledge of Seller, threatened, by state or federal agencies, or private parties involving notice or information to individuals that Personal Information held or stored by the Company has been compromised, lost, taken, accessed or misused. (e) Except as disclosed on Schedule 4.19(e), the Company has not received notice that it is an “Owner” or “Operator” of an asset designated as “critical” for purposes of the U.S. Department of Homeland Security Transportation Security Administration’s Security Directive (SD-Pipeline-2021-02D or any successor thereto). For any critical asset listed on Schedule 4.19(e), the Company has prepared all policies and procedures required by the Security Directive, including but not limited to a Cybersecurity Implementation Plan, Cybersecurity Incident Response Plan, and an approved Cybersecurity Assessment Plan. Section 4.20 Support Obligations. Except as listed on Schedule 4.20, none of Seller or its Affiliates or the Company has any obligation to post any material surety bond, letter of credit, guarantee or other form of support (credit or otherwise) in respect of the Company or its Business. Section 4.21 Insurance. Set forth on Schedule 4.21 of the Seller Disclosure Schedule is, as of the Closing Date, a true, complete and accurate list of each insurance policy currently held by the Company or held by Seller or an Affiliate of Seller under which the Company is a named additional insured, including all property, general liability, automobile liability, workers’ compensation and employers’ liability, umbrella/excess liability and directors’ and officers’ liability insurance (including the coverage amounts and the names of the insurers). Seller has made available to Buyer true, complete and correct copies of all such insurance policies. Except as set forth on Schedule 4.21, there is no claim pending under any such insurance policy with respect to the Business or the Assets of the Company or any claims pending under any such policies

30 as to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights. All insurance policies set forth on Schedule 4.21 of the Seller Disclosure Schedule are valid, binding and in full force and effect and all premiums under such policies that are due and payable on or prior to the date of this Agreement (covering all periods up to and including the Closing Date) have been paid in full. No written notice has been received by Seller, the Company or any of their Affiliates cancelling any such insurance policy nor any notice that would reasonably be expected to be followed by a written notice of cancellation, alteration of coverage or non-renewal of any insurance policy set forth on Schedule 4.21 of the Seller Disclosure Schedule. The Company is in compliance with the terms and provisions of such policies in all material respects and is not in default in any material respect under any such insurance policy, nor has the Company been denied coverage under any such insurance policy or any other insurance policy during the prior two-year period. Section 4.22 Bank Accounts. Set forth on Schedule 4.22 is an accurate and complete list showing (a) the name and address of each bank in which the Company has an account or safe deposit box, the number of any such account or any such box and the names of all Persons authorized to draw thereon or to have access thereto and (b) the names of all Persons, if any, holding powers of attorney from the Company which will be effective following Closing. Section 4.23 Preferential Rights. No Person has a preferential right to purchase with respect to any of the material Assets owned by, or Equity Interests in, the Company as a result of the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, including any outstanding agreements or options to sell, rights of first offer or rights of first refusal which grant to any Person, other than Buyer, the right to the use, benefit and/or enjoyment of, or to purchase or otherwise acquire, any of the Company’s Assets. Section 4.24 Capital Commitments. Except as set forth on Schedule 4.24, there are no written commitments by the Company to incur capital expenditures on or after the Closing Date in excess of $100,000, individually, or $250,000, in the aggregate, in connection with the ownership or operation of the Business or the Company’s Assets. Section 4.25 Throughput Data. Historical throughput data and information for the calendar year 2024 and as of February 28, 2025, relating to the business of the Company, has been provided to the Buyer. Such throughput data and information is accurate and complete in all material respects with respect to the information for each applicable period, respectively, without representations as to any specific monthly volume. Section 4.26 Imbalances. As of the Closing Date, the Company does not have any hydrocarbon imbalances (gathering, processing, transportation or otherwise) that are associated with the Company’s Assets (a) in excess of $100,000, individually or (b)(i) that would require a material payment to any Person under any Material Contract or (ii) for which the Company has received a material quantity of hydrocarbons prior to the date hereof for which the Company will have a duty to deliver an equivalent quantity of hydrocarbons after the Closing (excluding line fill return requirements that are included in the Material Contracts). No gas imbalances (gathering, processing, transportation or otherwise) that are associated with the Company’s Assets have arisen other than in the ordinary course of business consistent with past practices.

31 Section 4.27 Records. All books and records of the Company have been maintained in all material respects in accordance with applicable Law. All books and records of the Company related to the Business or the Company’s Assets are located at the premises to which such records primarily relate and comprise all of the books records relating to the ownership and operation of the Company, its Assets and the businesses of the Company. Section 4.28 Certain Payments. Neither the Companies, the Seller nor any of their Affiliates nor, to Seller’s Knowledge, anyone acting on their behalf, including any Representative, has directly or indirectly, authorized, paid or delivered or agreed to pay or deliver any fee, commission or other sum of money or item of property, however characterized, to any Person, foreign, federal, state, provincial or local government official or other party, including any political party or official thereof or candidate for political office, that is in any manner related to the Company, the Business or the Company’s Assets that is illegal or improper under any Law. Section 4.29 Affiliate Transactions. Except as set forth on Schedule 4.29 of the Seller Disclosure Schedule, none of Seller, any Affiliate of Seller (other than the Company) or any director, manager, officer or employee of Seller or any Affiliate of Seller (other than the Company): (a) is a party to any Contract with the Company, or (b) owns or leases any material asset, property or right which is used by the Company. Except as set forth on Schedule 4.29, the Company is not owed any amount from, and does not owe any amount to, the Seller or any Affiliate of Seller. Section 4.30 Brokers’ Fee. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company for which Buyer, SMC or the Company shall have any responsibility. Section 4.31 Regulatory Matters. With regard to the Company’s applicable pipeline facility Assets described in FERC Docket No OR21-11-000 and as further expanded in FERC Docket No. OR23-6-000 (collectively, “Gathering Facilities”): (a) one hundred percent (100%) of the throughput transported on the Gathering Facilities is owned by the Company; (b) no third- party has requested for the Company to provide transportation service on the Gathering Facilities; (c) the Company is not aware of any third-party interest in obtaining access to the Gathering Facilities; and (d) the Company does not expect to receive any requests for transportation service on the Gathering Facilities. ARTICLE V REPRESENTATIONS AND WARRANTIES REGARDING SMC AND BUYER Subject to the provisions of this Article V and the other terms and conditions of this Agreement, except as disclosed in Summit’s SEC filings (but excluding any disclosure contained in any such filings under the heading “Risk Factors” or “Cautionary Statements” or similar heading (other than any factual information contained within such disclosure)) or in the disclosure

32 schedules attached to this Agreement prepared by Buyer and SMC and delivered to Seller, each of SMC and Buyer hereby represents and warrants to Seller as follows: Section 5.1 Organization; Qualification. Each of SMC and Buyer is duly formed, validly existing and in good standing under the Laws of its jurisdiction of formation and has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, and is duly qualified, registered or licensed to do business as a foreign entity and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of its business makes such qualification necessary, except where the failure to be so duly qualified, registered or licensed and in good standing would not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by the Transaction Documents to which it is a party or to materially impair its ability to perform its obligations under the Transaction Documents to which it is a party. Section 5.2 Authority; Enforceability. (a) Each of SMC and Buyer has the requisite power and authority to enter into, execute and deliver the Transaction Documents to which it is a party, and to consummate the transactions and perform its obligations contemplated hereby and thereby. The execution and delivery by SMC and Buyer of the Transaction Documents to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly and validly authorized by SMC or Buyer, as applicable, and no other entity proceedings on the part of SMC or Buyer are necessary to authorize the Transaction Documents to which it is a party or to consummate the transactions contemplated by the Transaction Documents to which it is a party. (b) The Transaction Documents to which SMC or Buyer is a party have been duly executed and delivered by SMC and Buyer, and, assuming the due authorization, execution and delivery by the other parties thereto, each Transaction Document to which SMC or Buyer is a party constitutes the valid and binding agreement of SMC and Buyer, enforceable against SMC or Buyer, as applicable, in accordance with its terms, except as such enforceability may be limited by Creditors’ Rights. Section 5.3 Non-Contravention. The execution, delivery and performance of the Transaction Documents to which SMC and Buyer is a party by SMC and Buyer and the consummation by SMC and Buyer of the transactions contemplated thereby does not and will not: (a) contravene, conflict with, violate or result in any breach of any provision of the Organizational Documents of Buyer; (b) violate, conflict with, or constitute a default (or an event that with notice or passage of time or both would give rise to a default) under, or give rise to any right of termination, cancellation, amendment or acceleration (with or without the giving of notice, or the passage of time or both) under any of the terms, conditions or provisions of, or give rise to the loss of any material benefit under, require consent, approval or waiver from, or require the giving of notice to any Person (in any case, with or without the giving of notice, or the passage of time or both), with respect to any material Contract to which SMC or Buyer is a party or by which any property or assets of SMC or Buyer is bound or affected; or (c) except for any requisite Governmental Consents, contravene, conflict with, violate or result in a breach of any Law to which SMC or Buyer is subject or by which any of SMC or Buyer’s properties or assets is bound,

33 or require consent, approval or waiver from, or require the giving of notice to any Person, except, in the cases of clauses (b) and (c), for such defaults or rights of termination, cancellation, amendment, or acceleration, violations, or consents as would not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by the Transaction Documents to which Buyer is a party or to materially impair Buyer’s ability to perform its obligations under the Transaction Documents to which it is a party. Section 5.4 Governmental Approvals. No declaration, filing or registration with, or notice to, or authorization, consent or approval of, any Governmental Authority is necessary for the consummation by SMC or Buyer of the transactions contemplated by the Transaction Documents to which it is a party, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which (a) are customarily made or obtained after the Closing or, (b) if not obtained or made, would not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by the Transaction Documents to which SMC or Buyer is a party or to materially impair SMC’s or Buyer’s ability to perform its respective obligations under the Transaction Documents to which it is a party. Section 5.5 Legal Proceedings. There are no Proceedings pending or, to the Knowledge of Buyer, threatened against SMC or Buyer, except such Proceedings as would not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by the Transaction Documents to which SMC or Buyer is a party or to materially impair SMC’s or Buyer’s ability to perform its respective obligations under the Transaction Documents to which it is a party; or seeks to (a) challenge the validity or enforceability of the obligations of Buyer or SMC under this Agreement or the obligations of Buyer or SMC under the other Transaction Documents to which it is a party or (b) enjoin, alter, challenge, delay or prevent the consummation of the transactions contemplated by this Agreement. Section 5.6 Matters Relating to Acquisition of the Acquired Interests. (a) Buyer has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Acquired Interests and is capable of bearing the economic risk of such investment. Buyer is an “accredited investor” as that term is defined in Rule 501 of Regulation D (without regard to Rule 501(a)(4)) promulgated under the Securities Act. Buyer is acquiring the Acquired Interests for investment for its own account and not with a view toward or for sale in connection with any distribution thereof, or with any present intention of distributing or selling the Acquired Interests. Buyer acknowledges and understands that (i) the acquisition of the Acquired Interests has not been registered under the Securities Act in reliance on an exemption therefrom and (ii) that the Acquired Interests will, upon its sale by Buyer, be characterized as “restricted securities” under state and federal securities Laws. (b) Buyer has undertaken such investigation as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement and the acquisition of the Acquired Interests. Buyer acknowledges it has had an opportunity to ask questions and receive answers from Seller regarding the terms and conditions of the offering of the Acquired Interests and the business, properties, prospects, and financial condition of the Company (to the extent Seller possessed such information).

34 Section 5.7 Bankruptcy. There are no bankruptcy, insolvency, reorganization or receivership proceedings pending against, being contemplated by, or threatened against Buyer or SMC. Buyer and SMC are not (and will not be upon consummation of the transactions contemplated hereby) insolvent. Section 5.8 Financial Resources. Buyer has sufficient cash on hand, available lines of credit or other sources of immediately available funds to enable it to (i) fund and pay the Closing Adjusted Purchase Price and (ii) fully perform its obligations under this Agreement and the other Transaction Documents and satisfy all costs and expenses arising in connection herewith and therewith. Buyer’s obligation to effect and consummate the transactions contemplated by this Agreement and the other Transaction Documents is not subject to the receipt or availability of any funds or financing. Section 5.9 Brokers’ Fee. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of SMC or Buyer for which Seller or its Affiliates or the Company shall have any responsibility. Section 5.10 Capitalization of Summit. (a) As of the Closing Date, the total number of shares of all classes of stock that SMC is authorized to issue is 72,500,000 shares, consisting of (i) 500,000 shares of preferred stock, par value $0.01 per share, (ii) 42,000,000 shares of common stock, par value $0.01 per share, and (iii) 30,000,000 shares of common stock, par value $0.01 per share designated as Class B Common Stock. (b) The shares of SMC Common Stock to be issued in accordance with Section 2.2 have been duly authorized and, when such shares of SMC Common Stock have been issued in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens (other than (A) Liens created by Seller or any of its Affiliates and (B) transfer restrictions under applicable securities Laws and the Registration Rights Agreement). (c) SMC has all requisite corporate power and authority to issue and deliver the SMC Common Stock to Seller (or its designee(s)) in accordance with and upon the terms and conditions set forth in this Agreement. All corporate action for the authorization, issuance, transfer and delivery of the SMC Common Stock to Seller (or their designee(s)) has been validly taken, and no other authorization by any Person is required therefor. (d) Except as set forth in Schedule 5.12(d), Summit owns, directly or indirectly, all of the issued and outstanding Equity Interests of each Subsidiary of Summit, in each case, free and clear of any Liens, other than Liens arising under the Organizational Documents of the applicable Subsidiary or arising under applicable federal and state securities Laws, and all of such Equity Interests are duly authorized, validly issued, fully paid and non-assessable (except as such non- assessability may be affected by applicable Law and Summit’s Organizational Documents) and are not subject to any preemptive rights.

35 (e) Except as set forth in Schedule 5.12(e), none of Summit nor any of its Subsidiaries has any outstanding bonds, debentures, notes or other indebtedness, the holders of which have the right to vote (or which are convertible or exchangeable into or exercisable for Equity Interests of SMC having the right to vote) with the shareholders of SMC on any matter. (f) Except as disclosed in the SEC Filings, there are no voting trusts or other agreements or understandings to which Summit or any of its Affiliates is a party with respect to the voting or registration of Equity Interests of SMC. Section 5.11 Material Contracts. Except as would not, individually or in the aggregate, reasonably be expected to result in a Summit Material Adverse Effect, no member of the Summit Companies is in breach of or default under, and, to the Knowledge of Buyer, there is no event or circumstance that constitutes or, with notice or lapse of time or both would constitute, a breach of or event of default under the terms of any SMC Material Contract. Except as would not, individually or in the aggregate, reasonably be expected to result in a Summit Material Adverse Effect, all of the SMC Material Contracts are in full force and effect, except as such enforceability may be limited by Creditors’ Rights, and, to the Knowledge of Buyer, no counterparty to any SMC Material Contract is in default under the terms of such SMC Material Contract. Section 5.12 Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to result in a Summit Material Adverse Effect, (a) each Summit Company is, and since the Lookback Date, has been in compliance in all respects with all applicable Environmental Laws; (b) without limiting the generality of the foregoing, each Summit Company has obtained and maintained in effect and is, and since the Lookback Date has been, in compliance in all respects with all Environmental Permits required for the operation of its business as conducted during such period; (c) no Summit Company has Released any Hazardous Substances in violation of Environmental Laws or for which such Summit Company is subject to any reporting, investigative, or remedial obligations or other obligation or liability pursuant to any Environmental Laws nor, to the Knowledge of Buyer, has any other person Released any Hazardous Substances at any location for which any Summit Company is reasonably anticipated to be subject to investigative or remedial obligations or other obligation or liability under any Environmental Laws; (d) there are no Proceedings pending or, to the Knowledge of Buyer, threatened against any Summit Company alleging a violation of or obligation or liability under any Environmental Law; (e) no Summit Company is subject to any outstanding Order or any executory compliance or settlement agreement, conciliation agreement, memorandum of understanding or letter of commitment with a Governmental Authority, in each case regarding Environmental Laws or Hazardous Substances, excepting those that are generally applicable and not specific to any Summit Company; and (f) since the Lookback Date, no Summit Company has received any written notice alleging any material violation of or obligation or liability under Environmental Laws from any Governmental Authority or other Person, the subject of which is unresolved. Section 5.13 NYSE Listing. Summit has not received any notice from the New York Stock Exchange (the “NYSE”) of delisting or noncompliance with the applicable listing and governance rules and regulations of the NYSE. The issued and outstanding shares of SMC Common Stock are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934

36 (as amended, the “Exchange Act”), and are listed for trading on the NYSE. Summit is in compliance in all material respects with all applicable rules and regulations of the NYSE. No Order of any securities commission or similar securities regulatory authority or any other Governmental Authority, or of the NYSE, preventing or suspending trading in the SMC Common Stock has been issued and no Proceeding for such purposes are, to the Knowledge of Buyer, pending or contemplated or threatened against Summit by any securities commission, Governmental Authority or the NYSE with respect to any intention by such entity to deregister the SMC Common Stock or prohibit, prevent, suspend or terminate the listing of the SMC Common Stock on the NYSE. Summit has taken no action that is designed to terminate the registration of the SMC Common Stock under the Exchange Act. Subject to the receipt of NYSE listing approval with respect to the SMC Common Stock, the issuance of the SMC Common Stock pursuant to Section 2.2 does not contravene NYSE rules and regulations. Section 5.14 SEC Filings. (a) Summit has timely filed or furnished all forms, statements, schedules, reports and other documents with the U.S. Securities and Exchange Commission (the “SEC”) required to be filed or furnished by it on or since January 1, 2023. All such forms, reports and other documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (including those that Summit may file following the Closing Date), are referred to herein as the “Required SEC Filings,” and such Required SEC Filings, together with any voluntarily filed forms, reports or other documents filed by Summit via EDGAR on or since January 1, 2023 (excluding, in each case, information expressly deemed “furnished” rather than “filed”), are referred to herein as the “SEC Filings.” The Required SEC Filings (i) were filed on a timely basis, and (ii) when filed or furnished, complied in all material respects with applicable requirements of federal securities Laws and the rules and regulations of the SEC thereunder. The SEC Filings did not, at the time they were filed (except to the extent corrected or superseded by a subsequent SEC Filing), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of any SEC Filings that are registration statements, or include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of any SEC Filings that are not registration statements. As of the Closing Date, there are no outstanding or unresolved comments received from the SEC staff with respect to the SEC Filings and Summit has not received any notification that any of the SEC Filings is the subject of ongoing SEC review or investigation. (b) As of their respective dates, the financial statements included in the SEC Filings (i) complied in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (ii) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, subject to normal year-end audit adjustments or otherwise as permitted by Form 10-Q of the SEC), and (iii) fairly present (subject in the case of unaudited statements to normal, recurring and year end audit adjustments) in all material respects the consolidated financial position of Summit as of the dates thereof and the consolidated results of its operations and cash flows for the periods indicated therein.

37 (c) Neither Summit nor any of its Subsidiaries has any obligations or liabilities of any nature, whether or not accrued, contingent, absolute or otherwise, that would be required to be set forth or reserved for on a consolidated balance sheet of Summit prepared in accordance with GAAP, except for liabilities (i) as and to the extent specifically disclosed, reflected or reserved against in Summits consolidated balance sheet (or the notes thereto) as of the Balance Sheet Date, included in the SEC Filings filed or furnished prior to the Closing Date, (ii) incurred in the ordinary course of business since the Balance Sheet Date, (iii) incurred in connection with this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby or (iv) that would not reasonably be expected to have a Summit Material Adverse Effect. Section 5.15 Securities Laws. Assuming all of Seller’s representations and warranties contained in this Agreement are true and correct, the offer of the SMC Common Stock pursuant to Section 2.2(a) will be issued pursuant to an exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and Regulation D as promulgated by the SEC under the Securities Act. Section 5.16 Controls and Procedures. (a) Summit maintains “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) which is effective in providing reasonable assurance regarding the reliability of Summit’s financial reporting and the preparation of its financial statements for external purposes in accordance with GAAP. (b) Summit maintains “disclosure controls and procedures” (as defined in Rule 13a- 15(e) of the Exchange Act) that are designed to ensure that information required to be disclosed by Summit in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Summit has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act and such disclosure controls and procedures were effective as of the end of Summit’s most recently completed fiscal quarter. Section 5.17 Absence of Certain Changes. Since the Balance Sheet Date through the Closing Date, there has not occurred any Summit Material Adverse Effect. Section 5.18 Summit Benefit Plans. Except as would not otherwise individually or in the aggregate give rise to a Summit Material Adverse Effect: (a) None of the Summit Companies contributes to or is required to contribute to or has any obligation or liability with respect to a multiemployer plan as defined in Section 3(37) or Section 4001(a)(3) of ERISA. None of the Summit Companies sponsors, maintains, contributes to or is required to contribute to, or has any obligation or liability (including on account of an ERISA Affiliate) with respect to any Plan that (i) is or was subject to Section 302 or Title IV of ERISA or Section 412 of the Code, (ii) is a “multiple employer welfare arrangement” as defined in Section 3(40)(A) of ERISA, or (iii) is a multiple employer plan as described in Section 413(c) of the Code.

38 (b) Except as set forth on Schedule 5.18(b), no Summit Benefit Plan provides post- termination or retiree health or life insurance benefits to any individual, other than as required pursuant to Section 601 et Seq. of ERISA or Section 4980B of the Code or similar state Law. (c) Neither the execution of this Agreement nor the transactions contemplated hereunder (whether alone or together with any other event) has or will (i) result in any amount paid or payable (or benefit provided or to be provided) with respect to any individual who is a “disqualified individual” (as defined in Treasury Regulation Section 1.280G-1) failing to be deductible by reason of Section 280G of the Code or subject to the tax imposed by Section 4999 of the Code, (ii) entitle any current or former employee, director or consultant of any Summit Company or Subsidiary thereof to any payments or benefits, including any severance benefits or other benefit or (iii) accelerate the time of payment, funding or vesting of any compensation or benefits or increase the amount of compensation or benefits due any such employee, director or consultant. (d) No Summit Benefit Plan or any asset thereof is primarily subject to the Laws of any jurisdiction outside the United States. Section 5.19 Employee Matters. Except as would not otherwise individually or in the aggregate give rise to a Summit Material Adverse Effect: (a) No Summit Company is a party to any collective bargaining agreement, project labor agreement, side letter, memorandum of understanding, or any similar agreement with any union, works council or labor organization. None of the employees of the Summit Companies are represented by a labor union with respect to their employment. To the Knowledge of Buyer, since the Lookback Date, there has not been any (i) effort by a labor union to organize any of the employees of the Summit Companies, (ii) strike, hand billing, picketing, concerted work stoppage, walkout, concerted slowdown or lockout related to a potential labor dispute, and (iii) unfair labor practice charge, material labor grievance, material labor arbitration or other form of material labor dispute, in each case, with respect to the Summit Companies. (b) The Summit Companies are, and since the Lookback Date have been, in compliance with all applicable Laws respecting employment practices, including discrimination, harassment and retaliation in employment, terms and conditions of employment, workers’ compensation (or where applicable, nonsubscriber programs), termination of employment, equal opportunity, affirmative action, unemployment insurance, wages, overtime classification, hours, family leave, disability rights or benefits, employee training and notices, plant closures/furloughs/layoffs, occupational safety and health, employee whistle-blowing, immigration, withholding of Taxes, and employment practices. (c) Since the Lookback Date, the Summit Companies have reasonably investigated all sexual harassment allegations, or other discrimination or retaliation allegations of which Buyer had Knowledge. With respect to each such allegation which the applicable Summit Companies determined had potential merit, the applicable Summit Companies have taken corrective action that is reasonably calculated to prevent further improper conduct.

39 (d) To the Knowledge of Buyer, no employee of a Summit Company is in violation in any material respect of any term of any employment agreement, nondisclosure agreement, non- competition agreement, non-solicitation agreement, or restrictive covenant agreement, or common law nondisclosure obligation, fiduciary duty, or other obligation: (i) to the Summit Companies or (ii) to any third Person with respect to such Person’s right to be employed or engaged by the Summit Companies. (e) To the Knowledge of Buyer, no employee of the Summit Companies with annualized compensation at or above the level of $200,000 has provided written notice of an intent to terminate his or her employment prior to the first anniversary of the Closing Date. Section 5.20 Compliance with Laws. (a) Except as would not otherwise individually or in the aggregate give rise to a Summit Material Adverse Effect: (i) each of the Summit Companies is, and since the Lookback Date, has been, in compliance in all respects with all applicable Laws; and (ii) no Summit Company has received written, or to the Knowledge of Buyer, oral notice from any Governmental Authority or other Person that it is not in compliance in any respect with any applicable Law. (b) Except as would not otherwise individually or in the aggregate give rise to a Summit Material Adverse Effect, (i) each Summit Company has all material Permits necessary for the conduct of its business as operated during the twelve (12) months prior to the Closing Date, (ii) all Permits (including Environmental Permits) held by the Summit Companies, are valid and in full force and effect, and there are no Proceedings pending or, to the Knowledge of Buyer, threatened that seek the suspension, termination, revocation or adverse modification of any such Permit and (iii) each Summit Company is in compliance with all terms, conditions and provisions of all such Permits and, to the Knowledge of Buyer, no event has occurred which, with notice or the lapse of time or both, would constitute noncompliance under any such Permit. Section 5.21 Title to Properties. Except as would not, individually or in the aggregate, have a Summit Material Adverse Effect and subject to Summit Permitted Liens, to the Knowledge of Buyer: (a) each Summit Company has good and defensible title to, or valid leasehold or other ownership interests or rights in, all real properties (excluding easements and rights-of-way) and tangible assets sufficient for the conduct of its business as currently conducted, excepting (i) such interests or rights as are no longer used or useful in the conduct of its businesses and have been disposed of in the ordinary course of business consistent with past practice and (ii) such minor defects in title, burdens, easements and similar encumbrances or impediments that, in the aggregate, do not and are reasonably expected not to, interfere with its ability to conduct its business as currently conducted; (b) the properties and tangible assets of the Summit Companies are suitable for the uses to which they are currently being used in the conduct of the business of the Summit Companies;

40 (c) as of the Closing Date, none of the properties and assets of any Summit Company are subject to any Liens that, individually or in the aggregate, currently, nor would be reasonably expected to, interfere with the ability of such Summit Company to conduct business as currently conducted; (d) each Summit Company, directly or indirectly, has such easements or rights-of-way from each Person as are necessary to conduct its respective businesses as currently conducted; and (e) the Summit Companies have fulfilled and performed all of their material obligations with respect to such easements and rights of way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such easements or rights-of-way and none of such easements or rights-of-way contain any restriction that is materially burdensome to the Summit Companies, taken as a whole. Section 5.22 Investment Company. SMC is not, and immediately after the Closing, will not be, required to register as an “investment company” or a company “controlled by” an entity required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Section 5.23 Taxes. Other than with respect to the matters set forth in Schedule 5.23, and except for matters as would not, individually or in the aggregate, reasonably be expected to result in a Summit Material Adverse Effect: (a) All Tax Returns required to be filed by the Summit Companies have been timely filed (taking into account any applicable extensions), and such Tax Returns are true, complete and correct in all respects. (b) All Taxes of the Summit Companies that are due and payable (whether or not shown as due on such Tax Returns) have been timely paid, other than Taxes being contested in good faith and for which appropriate reserves have been established on the annual or quarterly financial statements included in the SEC Filings. (c) The Summit Companies have withheld all Taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other Person. (d) There are no Liens for Taxes (other than Summit Permitted Liens) on any of the Assets of the Summit Companies. (e) There are no Tax audits, examinations or administrative or judicial proceedings currently being conducted, pending or, to the Knowledge of Buyer, threatened in writing, with respect to any Summit Company. No assessment, deficiency or adjustment for Taxes has been asserted in writing by any Governmental Authority against or with respect to any Summit Company that has not been finally resolved and satisfied.

41 Section 5.24 No Reliance. In making the decision to enter into this Agreement and consummate the transactions contemplated hereby, Buyer and SMC have relied solely upon the representations and warranties of Seller set forth in Article III and Article IV of this Agreement (including the related portions of the Schedules). Except for the representations and warranties contained in Article III and Article IV (including the related portions of the Schedules), Buyer and SMC acknowledge and agree that neither the Company nor Seller, nor any of their respective Affiliates or any of their respective stockholders, trustees, members, partners, equityholders, fiduciaries or Representatives, or any other Person has made or is making, and Buyer and SMC have not relied upon, any other representation or warranty of any kind or nature whatsoever, oral or written, express or implied, with respect to the Company, Seller, their respective Affiliates, the Acquired Interests, the Assets, this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby. Except for the representations and warranties contained in Article III and Article IV (including the related portions of the Schedules), each of Buyer and SMC disclaim, on behalf of itself and its Affiliates, any other representations or warranties of Seller or the Company, whether made by Seller or the Company any of their respective Affiliates or their respective stockholders, trustees, members, partners, equityholders, fiduciaries or Representatives or any other Person, with respect to Seller or the Company, this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby or any reliance thereon. Except for the representations and warranties contained in Article III and Article IV (including the related portions of the Schedules), neither Seller or the Company nor any of their respective Affiliates, any of their respective stockholders, trustees, members, partners, equityholders, fiduciaries or representatives nor any other Person has made or is making any representations or warranties to Buyer or SMC or any other Person regarding the probable success or profitability of the Company, the Assets or the Acquired Interests (whether before or after the Closing). Section 5.25 Sole and Exclusive Representations and Warranties. THE REPRESENTATIONS AND WARRANTIES OF SMC AND BUYER CONTAINED IN THIS ARTICLE V CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES ON BEHALF OF SMC OR BUYER TO SELLER IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EXCEPT FOR SUCH REPRESENTATIONS AND WARRANTIES, NEITHER SMC OR THE BUYER NOR ANY OTHER PERSON MAKES ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER, ORAL OR WRITTEN, EXPRESS OR IMPLIED WITH RESPECT TO SMC OR THE BUYER, INCLUDING ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION REGARDING SMC OR THE BUYER MADE AVAILABLE TO SELLER AND ITS REPRESENTATIVES (INCLUDING OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN OR MAY BE PROVIDED TO SELLER OR ANY OF ITS REPRESENTATIVES).

42 ARTICLE VI COVENANTS OF THE PARTIES Section 6.1 Indemnification of Officers and Directors. (a) From and after the Closing, Buyer shall ensure that all rights to exculpation, indemnification and advancement of expenses now existing in favor of each Person who is now, or has been at any time prior to the Closing Date, a manager, director, or officer of the Company (the “D&O Indemnified Persons”) as provided in the Organizational Documents of the Company or any written indemnification agreement provided to Buyer shall survive the Closing and shall continue in full force and effect for a period of not less than six (6) years from the Closing Date and such indemnification agreements and the provisions with respect to indemnification, advancement of expenses and limitations on liability set forth in such Organizational Documents with respect to acts or omissions existing or occurring at or prior to the Closing shall not be amended, repealed or otherwise modified (unless required by Law) in a manner that is adverse to any D&O Indemnified Person. Notwithstanding the foregoing, a D&O Indemnified Person shall not be entitled to indemnification and the advancement of expenses as contemplated above to the extent such D&O Indemnified Person is the subject of a Claim by the Buyer or its Affiliates against Seller pursuant to this Agreement. (b) Buyer shall, and shall cause the Company to, require any successor to the Company (whether by merger, purchase or otherwise) to assume the obligations set forth in this Section 6.1. (c) The provisions of this Section 6.1 shall survive the Closing and are intended to be for the benefit of, and shall be enforceable by, each D&O Indemnified Person, his or her heirs and his or her representatives and may not be terminated or amended in any manner adverse to such Persons without their prior written consent. Section 6.2 Retention of Books and Records. (a) To the extent not already in the possession of the Company as of the Closing, Seller shall, and shall cause any of its Affiliates or Representatives to, make available to Buyer promptly following Closing, originals, or to the extent not available, copies of all of the Company’s books and records in Seller’s or such Affiliates’ or Representatives’ possession and within thirty (30) days after the Closing, Seller shall deliver to Buyer at Seller’s cost all books and records of the Company that are in the possession of Seller or any Affiliate of Seller. (b) From and after the Closing, Buyer will use its commercially reasonable efforts to retain, or to cause its Affiliates (including the Company) to retain all books, records and other documents pertaining to the Company’s business in existence on the Closing Date and to make the same available after the Closing Date for examination and copying by Seller or its Representatives, at Seller’s expense, upon reasonable notice during normal business hours, in each case, solely to the extent such books and records are not privileged or proprietary or subject to confidentiality restrictions and in each case, as may be reasonably necessary for (i) the purposes of investigating, settling, preparing for, prosecuting, or defending any Claim or Proceeding for which Seller may have an obligation in accordance with this Agreement (except as between or among the Parties or

43 their Affiliates) and (ii) accounting, financial reporting or Tax purposes. Buyer agrees that no such books, records or documents will be destroyed by Buyer or its Affiliates until six (6) years following the Closing. Section 6.3 Expenses. Except as otherwise provided in this Agreement, all costs and expenses (a) incurred by Seller and the Company in connection with the Transaction Documents and the transactions contemplated thereby shall be paid by Seller and (b) incurred by Buyer in connection with the Transaction Documents and the transactions contemplated thereby shall be paid by Buyer; provided, however, that if any action at Law or equity is necessary to enforce or interpret the terms of the Transaction Documents, the prevailing Party shall be entitled to reasonable attorneys’ fees and expenses in addition to any other relief to which such Party may be entitled. Section 6.4 Support Obligations. Prior to Closing, Buyer shall use its commercially reasonable efforts to effect the full and unconditional release, effective as of the Closing, of Seller and its Affiliates (other than the Company), as applicable, from all outstanding credit support obligations and agreements for indemnification provided by Seller or any its Affiliates (other than the Company) with respect to the Business set forth on Schedule 6.4 (collectively, the “Support Obligations”). From and after the Closing until the Support Obligations have been so released, Buyer shall indemnify the Seller and its Affiliates (other than the Company) from and against any all losses, Claims, damages, liabilities, judgments and costs and expenses incurred by any of them arising out of or with respect to any of the then-remaining Support Obligations. Section 6.5 Further Assurances. After the Closing, at any Party’s request and without further consideration, the other Party shall (and in the case of Buyer, Buyer shall and shall cause the Company to) execute and deliver to such Party such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as such Party may reasonably request in order to consummate the transactions contemplated by this Agreement and the other Transaction Documents; further, the Parties agree to reasonably cooperate with each other to cause all Liens, security interests and guarantees related to the Company to be promptly released following the Closing (to the extent not released in connection with the Closing), including promptly filing all such UCC-3 termination statements and Lien releases, including mortgage releases, as may be required in connection therewith; provided, however, that no such act or document shall increase a Party’s liabilities or obligations, or decrease its rights or benefits, under this Agreement or any other Transaction Document. Section 6.6 Public Statements. No Party shall, and each shall cause its respective Affiliates not to, make any press release or other public announcement regarding the existence of this Agreement, the contents hereof or the transactions contemplated hereby without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed; provided, however, that the foregoing shall not restrict disclosures (i) to the extent necessary for a Party to perform this Agreement (including disclosures to Governmental Authorities or other third parties whose consent is required in connection with the consummation of the transactions contemplated herein); provided, further, that, in the case of this clause (i), each Party shall use commercially reasonable efforts to reasonably consult with the other Party regarding the contents of any such release or announcement prior to making such release or

44 announcement, (ii) to the extent required by applicable securities or other Laws or regulations or the applicable rules of any stock exchange having jurisdiction over the Parties or their respective Affiliates, or (iii) of the terms of this Agreement by Buyer or Seller to their respective Affiliates, accountants, legal counsel and other Representatives as necessary in connection with the ordinary conduct of their respective businesses, provided that such Persons are, in each case, subject to an obligations of confidentiality with respect to such information. Section 6.7 Transfer Taxes. Buyer, on the one hand, and Seller on the other hand, shall each bear and pay fifty percent (50%) of all transfer, sales, use, stamp, registration or other similar Taxes, if any, resulting from the transactions contemplated by this Agreement or the other Transaction Documents (“Transfer Taxes”). Any Tax Returns that must be filed in connection with Transfer Taxes shall be prepared and timely filed by the Party required under applicable law to file such Tax Returns, and such Party shall provide such Tax Returns to the other Party at least ten (10) Business Days prior to the due date for such Tax Returns for its review and comment. Buyer and Seller shall cooperate in good faith to minimize, to the extent permissible under applicable Law, the amount of any such Transfer Taxes. Section 6.8 Tax Matters. (a) Tax Cooperation. Buyer and Seller shall, and shall cause their respective Affiliates to, cooperate fully as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns and any inquiry, claim, assessment, audit, litigation or other Proceeding with respect to Taxes (each a “Tax Proceeding”) imposed on or with respect to the assets, operations or activities of the Company. Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information which are reasonably relevant to any such Tax Returns or Tax Proceedings and making Representatives and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Buyer shall, and shall cause its Affiliates to, (i) retain all books and records with respect to Tax matters pertinent to the Company relating to any Tax period beginning on or before the Closing Date until the expiration of the statute of limitations of the respective Tax periods, (ii) give Seller reasonable written notice prior to destroying or discarding any such books and records and, if Seller so requests, allow Seller to take possession of such books and records and (iii) abide by all record retention agreements entered into with any Governmental Authority. (b) Tax Treatment. For U.S. federal income (and applicable state and local) Tax purposes, the Parties agree that (i) the sale of the Acquired Interests pursuant to this Agreement will be treated as Seller (or, if Seller is disregarded as an entity separate from another Person for U.S. federal income Tax purposes, such other Person) selling the assets of the Company to Buyer in exchange for the Adjusted Purchase Price and any other items included in computing amount realized for U.S. federal income Tax purposes (the “Tax Consideration”) and (ii) to the extent permitted by applicable Law at a “more likely than not” or higher level of confidence, any tax deductions of the Company attributable to or arising from any Transaction Expenses that are paid or accrued by the Company on or before the Closing Date shall be allocated to and taken into account as a deduction in the taxable period (or portion thereof) ending on the Closing Date. The Parties shall, and shall cause their respective Affiliates to, (x) report, act and file all Tax Returns in all respects and for all Tax purposes consistent with such Tax treatment and (y) not take any

45 action or position for Tax purposes (whether on any Tax Return, in any Tax Proceeding or otherwise) that is inconsistent with such Tax treatment, unless in each case required by a “determination” as defined in Section 1313(a) of the Code or any analogous provision of applicable state or local Tax Law; provided, however, that neither Party nor any of its Affiliates shall be unreasonably impeded in its ability and discretion to negotiate, compromise or settle any Tax Proceeding in connection with such Tax treatment. (c) Tax Returns. Buyer shall prepare or cause to be prepared and timely file or cause to be timely filed all Tax Returns required to be filed by the Company that are required to be filed after the Closing Date (taking into account applicable extensions). Any such Tax Returns that are for Tax periods beginning on or prior to the Closing Date shall be prepared on a basis consistent with the past practice of the Company. Reasonably in advance of the due date for filing any such Tax Return that is for a Tax period beginning on or prior to the Closing Date, Buyer shall deliver a draft of such Tax Return, together with all supporting documentation and workpapers, to Seller for its review and comment. Buyer shall incorporate all reasonable comments that are received from Seller with respect to such Tax Return prior to the due date (taking into account any applicable extensions) for filing such Tax Return, and Buyer will cause such Tax Return to be timely filed and will promptly provide a copy thereof to Seller. Buyer shall, or shall cause the Company to, timely pay or cause to be paid all Taxes required to be paid with respect to such Tax Returns to the appropriate Governmental Authority. (d) Straddle Period. Solely for purposes of calculating Net Working Capital, with respect to any taxable period that begins on or before the Closing Date and ends after the Closing Date (a “Straddle Period”), (i) property, ad valorem, and similar Taxes of the Company charged on a periodic basis allocable to the pre-Closing portion of such Straddle Period shall be equal to the amount of such Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days in the Straddle Period until (and including) the Closing Date, and the denominator of which is the number of days in the entire Straddle Period, and (ii) any Taxes (other than Taxes described in the foregoing clause (i)) of the Company properly allocable to the pre- Closing portion of such Straddle Period shall be computed as if such taxable period ended as of the Closing Date; provided that, (x) exemptions, allowances, or deductions that are calculated on an annual basis shall be allocated between the period ending on the Closing Date and the period beginning subsequent to the Closing Date in proportion to the number of calendar days in each period and (y) the taxable period in respect of a particular real property Tax, personal property Tax, or any other similar ad valorem obligation shall begin on the date on which ownership of the applicable asset gives rise to the liability for the particular Tax and shall end on the day immediately prior to the next such applicable date. Section 6.9 R&W Policy. The Parties acknowledge and agree that, Buyer shall timely pay, or cause to be paid, all costs and expenses related to the R&W Policy, including the total premium, underwriting costs, Taxes, brokerage commission, and other fees and expenses of such policy. From and after the issuance of the R&W Policy, Buyer shall not amend, modify, terminate, or waive any subrogation terms of the R&W Policy in a manner adverse to Seller, any of its Affiliates or any of their respective Representatives, including any rights of the insurer to subrogate or seek recovery from Seller, any of its Affiliates or any of their respective Representatives. From and after the Closing, Buyer may notify Seller in writing in connection with any claim made by

46 Buyer or its Affiliates under the R&W Policy and to the extent reasonably requested in writing, Seller shall, and shall use good faith efforts to cause its Affiliates to, at Buyer’s sole cost and expense, reasonably cooperate with Buyer and its Affiliates in connection with any claim made by such Person under the R&W Policy. Section 6.10 Use of Name and Fundare Marks. Notwithstanding anything to the contrary in this Agreement, Buyer shall not acquire or otherwise be entitled to, and the Company shall not retain, any right, title, interest, license or any other right whatsoever to use any of the Fundare Marks except the limited right to use for the sole purpose of permitting Buyer and the Company to complete the phase-out in compliance with this Section 6.10. Buyer shall, as promptly as practicable, but in any event within one hundred twenty (120) days after the Closing Date (the “Removal Deadline”), remove or cover (or cause to be removed or covered) any and all of the Fundare Marks from the Assets in the possession or under the control of the Company. From and after the Removal Deadline, Buyer shall not, and shall cause its Affiliates to not, use any of the Fundare Marks in connection with the Business, the Assets or otherwise, whether as part of a trade name or corporate name, in connection with any product or service, or otherwise (other than referring to Seller’s historical ownership of the Company in a factual manner), and from and after the Closing Date, Buyer shall not, and shall cause its Affiliates to not, send or cause to be sent to any Person any correspondence or other materials containing any of the Fundare Marks. Section 6.11 Employee Matters. (a) Set forth on the Available Employee Schedule is a list of each employee of Seller or one of its Affiliates that were made available to Buyer or its Affiliates to interview and make employment offers in accordance with this Section 6.11 prior to the Closing Date (such employees, the “Available Employees”). Prior to the Closing Date, Buyer notified Seller of any acceptance by any Available Employee of any employment offer made by Buyer or its Affiliates (such Available Employees who accept an offer from Buyer or its Affiliates, each a “Transferred Employee”). As of the Closing Date, each Transferred Employee will cease to be employed by Seller or its Affiliate, and will assume employment with Buyer or its Affiliate. (b) Following the Closing Date, Buyer shall, or shall cause its Affiliate to, provide each Transferred Employee with (i) a base salary or base wages, as applicable, no less than the base salary or base wages, as applicable, in effect for such Transferred Employee immediately prior to the Closing Date, and (ii) cash bonus opportunities and employee benefits (including vacation and other paid time off) that are no less favorable in the aggregate than those provided by Buyer to its similarly situated employees. During the first six (6) months immediately following the Closing Date, if Buyer or its Affiliate terminates the employment of a Transferred Employee without “cause”, with “cause” being reasonably determined by Buyer consistent with customary “cause” definitions in typical employment, change of control and/or severance agreements, then Buyer shall, or shall cause its Affiliate to, pay such Transferred Employee severance in an amount equal to such Transferred Employee’s monthly base salary for a three (3) month period, which may be paid in monthly installments over time, as determined by Buyer in its discretion in accordance with Buyer’s standard payroll practices, subject to such Transferred Employee entering into (and not revoking) a customary release agreement, in form and substance reasonably acceptable to Buyer.

47 (c) With respect to participation by each Transferred Employee in any employee benefit plan, agreement, arrangement or program of Buyer or its Affiliates, Buyer shall, or shall cause the Company to: (i) recognize, for all purposes (including eligibility, vesting and benefit levels and accruals, but other than benefit accrual under a defined benefit pension plan) under all plans, programs and arrangements established or maintained by Buyer or an Affiliate of Buyer for the benefit of such Transferred Employee, service with Seller or any of its Affiliates prior to the Closing Date to the extent such service was recognized under the corresponding Plan, program or arrangement covering such Transferred Employee immediately prior to the Closing Date; (ii) credit each such Transferred Employee with the amount of accrued but unused vacation time, sick time and other time-off benefits as such Available Employee had with Seller or any of its Affiliates as of the Closing Date; (iii) waive any pre-existing condition exclusions, actively-at- work requirements and waiting periods under all employee health and other welfare benefit plans established or maintained by Buyer or an Affiliate of Buyer for the benefit of such Transferred Employee, except to the extent such pre-existing condition exclusion, requirement or waiting period would have applied to such individual under the corresponding Plans of Seller or its Affiliates in which such Transferred Employee was eligible to participate immediately prior to the Closing Date; and (iv) provide full credit for any co-payments, deductibles or similar payments such Available Employee made or incurred under a Plan of Seller or its Affiliates prior to the Closing Date for the plan year in which the Closing Date occurs. (d) The provisions of this Section 6.11 are solely for the benefit of the Parties and nothing herein express or implied shall confer upon any employee, Available Employee, Transferred Employee or any legal representative or beneficiary thereof any rights or remedies, including any right to employment, or continued employment for any specified period, of any nature or kind whatsoever. (e) Buyer acknowledges and agrees that it will keep the Available Employee Schedule confidential and not disclose it to any Person (other than to Representatives of Buyer and its Affiliates on a need-to-know basis). Section 6.12 Confidentiality. Except as required by applicable Law (including to the extent required by applicable securities or other Laws or regulations or the applicable rules of any stock exchange having jurisdiction over the Parties or their respective Affiliates), (i) each Party agrees that, for a period of two (2) years following the Closing Date, it will keep confidential and will not use, disclose or divulge (except as permitted by this Agreement) the terms of this Agreement and the transactions contemplated hereby, or any confidential, proprietary or secret information that such Party may obtain from the other Parties pursuant to financial statements, reports and other materials submitted by such Parties pursuant to this Agreement and (ii) Seller expressly acknowledges and agrees that any non-public information about the Company, the Acquired Interests, the Company’s Assets, the Business and the ownership and operation of the Assets of the Company is the property of the Company and from and after the Closing, it will be the property of Buyer and its Affiliates (including after the Closing, the Company) and that from and after the Closing Date, Seller shall, and shall cause its Affiliates to, maintain all such confidential information in strict confidence and secrecy, and shall not, directly or indirectly, disclose any such confidential information to any Person other than Buyer or its Affiliates, in each case, unless such information is known, or until such information becomes known, to the public

48 without wrongful disclosure by any receiving Party or its attorneys, accountants, consultants, other professionals, Affiliates, or partners, or such information is required, in a Party’s legal counsel’s written opinion, to be disclosed in legal or administrative proceedings; provided, however, that if a Party’s legal counsel determines that such disclosure is required, the receiving Party shall notify the other Party promptly of the request or requirement so that such other Party or its Affiliates may seek an appropriate protective order or other reasonable protections, at the cost and expense of the disclosing Party and provided, further that the Parties may disclose such information (i) to their respective attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services and (ii) to any Affiliate or member or lender of Seller or Affiliates of Buyer, as applicable, provided that in each case, such Persons also agree to keep such information confidential and to protect such information as required by this Agreement. Notwithstanding the foregoing, (i) Seller and its Affiliates may provide a description of the subject matter of this Agreement and the Company, and the financial results of the Company, to current and prospective investors of Fundare Resources Company, LLC and to existing or potential debt and equity financing sources in connection with fund raising, marketing, informational or reporting activities; provided that such parties are informed of and agree to the confidentiality obligations described herein; and (ii) the Parties and their respective Affiliates may disclose Confidential Information to the extent necessary to enforce a Party’s rights under this Agreement. Section 6.13 Insurance. In respect of the period from and after the Closing, Buyer acknowledges and agrees that (a) Seller or its Affiliates will terminate coverage with respect to the properties and Assets under any insurance policies maintained by Seller or its Affiliates (the “Seller Insurance Policies”); (b) none of the Assets of the Company will be covered under Seller Insurance Policies following the Closing and, unless otherwise agreed in writing by Seller with respect to any claims commenced after the Closing Date arising from events or occurrences prior to the Closing Date, Buyer shall have no rights thereunder or with respect thereto, including any rights to make claims thereunder or with respect thereto; and (c) Buyer shall become solely responsible for procuring, maintaining, and paying for all required or otherwise necessary insurance policies with respect to post-Closing insurance coverage for the Company. Section 6.14 Intercompany Accounts; Affiliate Services; Affiliate Agreements. Except as expressly contemplated by the Transition Services Agreement, the other Transaction Documents or this Agreement, Seller and its Affiliates shall have no obligation to provide any services or assets with respect to the Company or its Assets from and after the Closing, and Buyer acknowledges and agrees that Buyer and its Affiliates will need to replace or provide such services and assets to the Company following the Closing. At or prior to the Closing, Seller shall, and shall cause the Company to, (i) cause all liabilities under any intercompany accounts among the Seller or any of its Affiliates, on the one hand, and the Company, on the other hand, to be paid, settled, netted, cancelled and released, (ii) terminate all transactions and Contracts between the Company, on the one hand, and Seller or any of its Affiliates, on the other hand, listed on Schedule 6.14(ii) (with no further liability to the Company), and (iii) cooperate with Buyer to amend, or amend and restate, the Contracts listed on Schedule 6.14(iii), in each case, providing evidence in form and substance reasonably satisfactory to Buyer. Section 6.15 Contributed Assets. Prior to the Closing, Seller shall have, or shall have caused its applicable Affiliates to have, transferred (which may be implemented pursuant to an

49 assignment, partial assignment, novation or otherwise, in each case, in form and substance reasonably acceptable to Buyer), the rights, assets and real property set forth on Schedule 6.15 (the “Contributed Assets”) to the Company, which are currently owned by Fundare Redtail, LLC or one or more of its Affiliates and used by the Company in connection with the Business, in each case, free and clear of all Liens (except Permitted Liens), in accordance with and subject to the terms of the Contribution Agreement Amendments and the other ancillary documents contemplated therein. Section 6.16 Wrong Pockets. For a period of six (6) months following the Closing, (a) if Buyer or any of its Affiliates receives any payment or any asset (including any funds, payments and insurance proceeds) related to any assets of Seller or any of its Affiliates (including the Company if attributable to the period prior to the Closing), Buyer agrees to remit (or cause to be remitted) any such payment within ten (10) Business Days of Buyer obtaining knowledge thereof to Seller or promptly transfer (or cause to be transferred) such asset to Seller; and (b) if Seller or any of its Affiliates receives any payment or any asset (including any funds, payments and insurance proceeds) related to any Assets that is attributable to the period after the Closing, Seller agrees to remit (or cause to be remitted) any such payment within ten (10) Business Days of Seller obtaining knowledge thereof to Buyer or promptly transfer (or cause to be transferred) such asset to Buyer. Section 6.17 Data Room. Seller shall deliver or cause to be delivered, as soon as reasonably practicable and in any event within ten (10) Business Days following the Closing Date, to Buyer, two electronic discs or flash drives containing copies of the documents uploaded as of the Closing Date to the Data Room. Section 6.18 Intentionally Omitted. Section 6.19 Additional Covenants. The Parties acknowledge and agree to the additional covenants set forth on Schedule 6.19, including to timely perform such covenants as and when required in accordance with the terms on Schedule 6.19. For purposes of clarification and avoidance of doubt, any breach of or failure to perform such covenants shall be subject to the indemnification provisions in Section 8.2. ARTICLE VII CLOSING Section 7.1 Time and Place of Closing. The closing of the sale, assignment, conveyance, transfer and delivery of the Acquired Interests to Buyer and the other transactions contemplated by this Agreement (the “Closing”) will take place via virtual exchange of documents on the date hereof. The date of the Closing is referred to in this Agreement as the “Closing Date.” All actions to be taken and all documents and instruments to be executed and delivered at Closing shall be deemed to have been taken, executed, and delivered simultaneously and, except as permitted hereunder, no actions shall be deemed taken nor any document and instruments executed or delivered until all actions have been taken and all documents and instruments have been executed and delivered. Subject to the occurrence of the Closing, all transactions hereunder shall be deemed to have occurred as of 12:01 a.m. Central Time, on the Closing Date.

50 Section 7.2 Deliveries and Actions at Closing. (a) Buyer and SMC Deliveries and Actions. At the Closing, upon the terms and subject to the conditions of this Agreement, Buyer and/or SMC, as applicable, will execute and deliver, or cause to be executed and delivered, to Seller (or the appropriate Person), each of the following documents, where the execution or delivery of documents is contemplated, and will take or cause to be taken the following actions, where the taking of actions is contemplated, in each case in form and substance reasonably acceptable to Seller: (i) Escrow Payment. Payment of the Adjustment Escrow Amount by wire transfer of immediately available funds to the Escrow Agent in accordance with this Agreement and the Escrow Agreement; (ii) Closing Payment. Payment of the Closing Payment by wire transfer of immediately available funds to an account designated by Seller (which account shall be so designated by Seller in writing to Buyer prior to the Closing Date); (iii) Debt Payment. On behalf of Seller, payment of the Closing Debt, if any, by wire transfer of immediately available funds to the accounts designated by the Persons to whom any portion of the Closing Debt is owed in accordance with the payoff letters provided by Seller pursuant to Section 7.2(b)(xii) and wire instructions set forth therein; (iv) Transaction Expenses. Payment of the Estimated Transaction Expenses by wire transfer of immediately available funds to the accounts designated by the Persons to whom any portion of the Estimated Transaction Expenses is owed, in the amounts and otherwise in accordance with the terms set forth in the Transaction Expense Summary; (v) Transition Services Agreement. A counterpart of the Transition Services Agreement, duly executed by Buyer; (vi) Escrow Agreement. A counterpart of the Escrow Agreement, duly executed by Buyer; (vii) Restrictive Covenant Agreements. Counterparts of the Restrictive Covenant Agreements, duly executed by Buyer; (viii) Registration Rights Agreement. A counterpart of the Registration Rights Agreement, duly executed by SMC; (ix) Assignment of Interests. A counterpart of an assignment by and between Buyer and Seller (the “Assignment of Interests”), evidencing the assignment and transfer to Buyer of the Acquired Interests, duly executed by Buyer; (x) Mutual Release. A counterpart of a mutual release by and between Buyer and Seller (the “Mutual Release”), duly executed by Buyer; and

51 (xi) Side Letter. A counterpart of the Side Letter, duly executed by Buyer, SMC, and the Company and each of the ancillary documents contemplated therein. (b) Seller Deliveries and Actions. At the Closing, upon the terms and subject to the conditions of this Agreement, Seller will execute and deliver, or cause to be executed and delivered, to Buyer and SMC, each of the following documents, where the execution or delivery of documents is contemplated, and will take or cause to be taken the following actions, where the taking of actions is contemplated, in each case in form and substance reasonably acceptable to Buyer or SMC, as applicable: (i) W-9. A duly completed and executed IRS Form W-9 with respect to Seller (or, if Seller is disregarded as an entity separate from another Person for U.S. federal income Tax purposes, such other Person); (ii) Assignment of Interests. A counterpart of the Assignment of Interests, duly executed by Seller; (iii) Transition Services Agreement. A counterpart of the Transition Services Agreement, duly executed by Fundare Resources Operating Company, LLC; (iv) Escrow Agreement. A counterpart of the Escrow Agreement, duly executed by Seller; (v) Restrictive Covenant Agreements. A counterpart of each of the Restrictive Covenant Agreements, duly executed by Seller and each of the individuals listed on Schedule 7.2(b)(v); (vi) Registration Rights Agreement. A counterpart of the Registration Rights Agreement, duly executed by Seller; (vii) Transaction Expense Summary. A summary of all of the unpaid Transaction Expenses as of immediately prior to the Closing listing the amounts to be paid and each recipient to whom such amounts will be paid, together with reasonable supporting invoices and accompanying payment instructions, which shall be delivered by Seller to Buyer prior to the Closing Date (the “Transaction Expense Summary”); (viii) Resignations. Duly executed resignations of the managers and officers of the Company listed on Schedule 7.2(b)(viii) of the Seller Disclosure Schedule effective as of the Closing or evidence of the removal of such officers and managers effective as of the Closing; (ix) Affiliate Agreement Amendments. Evidence that the Contracts set forth on Schedule 6.14(iii) have been amended, or amended and restated in accordance with Section 6.14(iii);

52 (x) Contributed Assets. Duly executed copies of the Contribution Agreement Amendments and ancillary documents contemplated therein and evidence that the Contributed Assets have been transferred to the Company in accordance with Section 6.15; (xi) Mutual Release. A counterpart of the Mutual Release, duly executed by Seller; (xii) Payoff Letters. Copies of duly executed, customary payoff letters and other instruments evidencing the repayment and release of all Closing Debt, if any, which shall reflect the amount (including all principal, interest, fees, prepayment premiums and penalties, if any) necessary to satisfy in full all Closing Debt, and any Liens granted with respect thereto, the effectiveness of which is conditioned only on the occurrence of the Closing hereunder, including (a) releases of all Liens on all assets and properties of the Company, including the Assets, and Equity Interests of the Company, including the Acquired Interests, and (b) authorizations to file all release documents, including UCC-3 termination statements and mortgage releases, in all applicable jurisdictions to evidence the release of such Liens; (xiii) Good Standings. Good standing certificates or the equivalent for Seller and the Company from the applicable Secretaries of State of each of their respective jurisdictions of formation and, with respect to the Company, any jurisdictions in which the Company is qualified to do business, in each case, dated within ten (10) days of the Closing Date; (xiv) Limited Consent and Release. Duly executed copy of the Limited Consent and Release with respect to the Fundare Credit Agreement, including (a) releases of all Liens on all assets and properties of the Company, including the Assets, and Equity Interests of the Company, including the Acquired Interests, and (b) authorizations to file all release documents, including UCC-3 termination statements and mortgage releases, in all applicable jurisdictions to evidence the release of such Liens; (xv) Termination and Release Agreements. Counterparts to the Termination and Release Agreements, duly executed by Seller’s Affiliates and the Company, providing for the termination of the Shared Services Agreement and the Contract Operator Agreement; (xvi) Side Letter. Counterparts of the Side Letter, duly executed by Seller, Seller’s Affiliates, and the Seller Parent Guarantor and each of the ancillary documents contemplated therein; and (xvii) Title V Permit. Copies of the administrative amendment to the Title V permit and the transfer documents, including revised APENs for each emission unit owned by the Company, evidence of sale, responsibility, and liability, and forms OP-50 Application and OP-100 Facility Identification as applicable, in each case, in accordance with and as contemplated by the Side Letter and the Contribution Agreement Amendments, as applicable.

53 ARTICLE VIII SURVIVAL; INDEMNIFICATION Section 8.1 Survival. None of the representations, warranties, covenants or agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and all rights, claims and causes of action (whether in Contract or in tort or otherwise, or whether at Law or in equity) with respect thereto shall terminate at the Closing. Notwithstanding the foregoing, (a) any covenant or agreement in this Agreement required to be performed, observed or complied with after the Closing shall survive the Closing in accordance with their respective terms; and (b) the Specified Liabilities shall survive until the date that is one (1) year after the Closing Date, unless otherwise specified in Section 8.2(a). For purposes of clarification and avoidance of doubt, this Section 8.1 shall not affect the time periods during which Buyer may make a claim in the event of Fraud and shall not otherwise affect the time periods during which Buyer may make a claim under, or otherwise limit any claim made by Buyer under, the R&W Policy. Section 8.2 Indemnification of Buyer by Seller and of Seller by Buyer. (a) Subject to the terms of this Article VIII, from and after the Closing, Seller will indemnify, defend and hold harmless, and pay on behalf of or reimburse, Buyer and its Affiliates and their respective Representatives, successors and assigns (collectively, the “Buyer Indemnified Parties”), to the fullest extent permitted by Law, from and against any Claims or Losses incurred, suffered or sustained, arising out of, in connection with or relating to (i) any breach by Seller or Seller’s Affiliates of any of the Seller’s or its Affiliates’ covenants or agreements contained in this Agreement or in any of the other Transaction Documents or (ii) the matters set forth on Schedule 8.2(a) (the “Specified Liabilities”). (b) Subject to the terms of this Article VIII, from and after the Closing, Buyer will indemnify, defend and hold harmless, and pay on behalf of or reimburse, Seller and its Affiliates and their respective Representatives, successors and assigns (collectively, the “Seller Indemnified Parties”), to the fullest extent permitted by Law, from and against any Claims or Losses incurred, suffered or sustained, arising out of or relating to any breach by Buyer of any of the Buyer’s covenants or agreements contained in this Agreement or in any of the other Transaction Documents. Section 8.3 Recourse. With respect to claims by the Buyer Indemnified Parties for Losses pursuant to Section 8.2(a), the Buyer Indemnified Parties shall first seek recovery from the R&W Policy (to the extent available) prior to seeking recovery from Seller. Notwithstanding anything herein to the contrary, except in the event of Fraud, Seller shall not be liable under Section 8.2(a) for any Claims or Losses in excess of the Purchase Price. Section 8.4 Indemnification Procedures. (a) A Buyer Indemnified Party or Seller Indemnified Party seeking indemnification pursuant to this Article VIII (the “Indemnified Party”) shall give reasonably prompt written notice to the Party against whom indemnity is sought (the “Indemnifying Party”) of any matter which

54 the Indemnified Party has determined has given or would reasonably be expected to give rise to a right of indemnification under this Agreement, reasonably describing the nature of the claim, the amount thereof (if known and quantifiable), and the basis thereof; provided that the failure to provide, or delay in providing, such prompt notice shall not release the Indemnifying Party from its obligations under this Article VIII except to the extent the Indemnifying Party is actually and materially prejudiced by such failure or delay. The Parties shall cooperate in good faith to resolve any disputed claim for indemnification. (b) Notwithstanding the foregoing, if any Person other than Seller, Buyer or any of their respective Affiliates shall notify any Indemnified Party with respect to any matter (a “Third- Party Claim”) that may give rise to a Claim for indemnification against an Indemnifying Party under this Article VIII, then such Indemnified Party shall reasonably promptly notify the Indemnifying Party thereof in writing (and in any event within fifteen (15) Business Days after receiving notice of the Third-Party Claim); provided that the failure to provide, or delay in providing, such notice shall not release the Indemnifying Party from its obligations under this Article VIII except to the extent the Indemnifying Party is actually and materially prejudiced by such failure or delay. (c) The Indemnifying Party will have the right to assume and thereafter conduct and control the defense of the Third-Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party; provided that, prior to the Indemnifying Party assuming control of such defense, the Indemnifying Party shall first verify to the Indemnified Party in writing that the Indemnifying Party shall be fully responsible for all Losses relating to such Claim for indemnification pursuant to and subject to the terms and conditions of this Article VIII and agree in writing to provide full indemnification to the Indemnified Party with respect to such proceeding or other Claim giving rise to such Claim for indemnification hereunder to the extent indemnifiable under this Agreement (with such referenced writing to be in form and substance reasonable acceptable to the Indemnified Party); provided further, that the Indemnified Party shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose at its own cost and expense unless the Indemnified Party has been advised by counsel that there could be a material conflict of interest in the case of joint representation or that there may be a legal defense available to the Indemnified Party that is different (in a non de minimis way) from those available to the Indemnifying Party, in which case the Indemnified Party shall be entitled to one separate counsel of the Indemnified Party’s own choosing at the Indemnifying Party’s expense; and provided further that the Indemnifying Party shall not be permitted to assume the defense if the Indemnifying Party is also a party to such proceeding and the Indemnified Party determines in good faith that joint representation would be inappropriate, or the Indemnifying Party fails to provide reasonable assurance to the Indemnified Party of its financial capacity to defend such proceeding and provide indemnification with respect to such proceeding. Notwithstanding anything to the contrary in this Agreement, the Indemnifying Party shall not be entitled to assume or continue control of the defense of any such proceeding if (i) such proceeding relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation, (ii) such proceeding seeks an injunction or equitable relief against any Indemnified Party, (iii) such proceeding involves or includes any material customers, suppliers or other business partners of the Company, or (iv) the Indemnifying Party has failed or is failing to defend in good faith such proceeding. If the Indemnifying Party assumes the defense of a proceeding, the Indemnifying

55 Party will not, without the prior written consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim if it would (A) include the finding or admission of any liability or responsibility on behalf of the Indemnified Party, including any violation of Law or other wrongdoing, (B) include any financial or other liability (including equitable relief) to be paid or satisfied by the Indemnified Party, (C) include or be reasonably be expected to have any material sanction, material restriction or material adverse effect on or change to the business, properties, financial condition or results of operations of the Indemnified Party, and (D) not result in a final resolution of the Indemnified Party’s liability with respect to the Third-Party Claim, including, in the case of a settlement, an unconditional written release of the Indemnified Party from all further liability with respect to the Third-Party Claim. If the Indemnifying Party does not notify the Indemnified Party that the Indemnifying Party elects to defend the Indemnified Party pursuant to this Section 8.4, then the Indemnified Party shall have the right to defend, and be reimbursed for its costs and expenses (if the Indemnified Party is entitled to indemnification hereunder) in regard to the Third-Party Claim with counsel selected by the Indemnified Party by all appropriate Proceedings. (d) Unless and until the Indemnifying Party assumes the defense of the Third-Party Claim as provided in Section 8.4(d), the Indemnified Party may defend against the Third-Party Claim in any manner it may reasonably deem appropriate. The Indemnifying Party shall be liable for the reasonable fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense thereof or assumes the defense but asserts any limitation on its obligation to indemnify or defend which reduces its indemnification actions (in each case provided that the Indemnifying Party is ultimately required to indemnify the Indemnified Party with respect to such Third-Party Claim). Section 8.5 Sole and Exclusive Remedy. Except as set forth in another Transaction Document or with respect to the dispute mechanisms and processes set forth in Section 2.3(c) (which shall be the sole and exclusive remedy of the Parties for the disputes described therein), specific performance pursuant to Section 9.17, and claims based on Fraud, the indemnification provisions in this Article VIII and recovery against the R&W Policy shall be the sole and exclusive remedy of any Party and its Affiliates with respect to any and all claims or other Proceedings based upon, arising out of, by reason of or relating to the transactions contemplated by this Agreement. Notwithstanding the foregoing, nothing contained in this Section 8.5 shall restrict or prohibit any Buyer Indemnified Party from making and pursuing any claim under the R&W Policy. Section 8.6 Non-Compensatory Liabilities. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER SELLER, BUYER NOR ANY OF THEIR RESPECTIVE REPRESENTATIVES SHALL BE LIABLE HEREUNDER FOR ANY PUNITIVE, SPECIAL, INDIRECT, CONSEQUENTIAL, REMOTE, SPECULATIVE OR EXEMPLARY DAMAGES RELATING TO THE BREACH OR ALLEGED BREACH HEREOF OR OF ANY TRANSACTION DOCUMENT; PROVIDED THAT NOTHING IN THIS SECTION 8.6 IS INTENDED TO BE A LIMITATION ON ANY OBLIGATION OF A PARTY HEREUNDER WITH RESPECT TO A THIRD PARTY CLAIM RELATING TO SUCH OBLIGATION NOR SHALL THIS SECTION 8.6 AFFECT, LIMIT OR IMPACT BUYER’S RIGHT OF

56 RECOVERY UNDER THE R&W POLICY NOR BUYER’S RIGHT OF RECOVERY WITH RESPECT TO ANY SPECIFIED LIABILITIES. ARTICLE IX MISCELLANEOUS Section 9.1 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the Laws of the State of Delaware, without giving effect to any conflicts of Law principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. Section 9.2 Consent to Jurisdiction. The Parties irrevocably submit to the exclusive jurisdiction of any state or federal court located in Harris County, Texas, for the purposes of any Proceeding arising out of this Agreement or the transactions contemplated hereby (and each agrees that no such Proceeding relating to this Agreement or the transactions contemplated hereby shall be brought by it except in such courts). The Parties irrevocably and unconditionally waive (and agree not to plead or claim) any objection to the laying of venue of any Proceeding arising out of this Agreement or the transactions contemplated hereby in any state or federal court located in Harris County, Texas or that any such Proceeding brought in any such court has been brought in an inconvenient forum. Each Party also agrees that any final and non-appealable judgment against a Party in connection with any Proceeding shall be conclusive and binding on such Party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence. Section 9.3 Waiver of Jury Trial. Each Party hereby irrevocably waives, and covenants that it will not assert (whether as plaintiff, defendant or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, action, Proceeding or counterclaim arising in whole or in part under, related to, based on, or in connection with, this Agreement or the subject matter hereof, whether now existing or hereafter arising and whether sounding in tort or contract or otherwise. Any Party may file an original counterpart or a copy of this Section 9.3 with any court as written evidence of the consent of each Party to the waiver of its right to trial by jury. Section 9.4 Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of the Parties. Section 9.5 Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the Parties to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by the Party entitled to the benefits thereof only by a written instrument signed by the Party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Section 9.6 Notices. Any notice, demand or communication required or permitted under this Agreement shall be in writing and delivered personally, by reputable overnight delivery

57 service or other courier or by certified mail, postage prepaid, return receipt requested, or by e-mail, and shall be deemed to have been duly given (a) as of the date of delivery if delivered personally or by courier, or by e-mail (if delivered prior to 5 p.m. or, if thereafter, then as of the next day), or (b) on the date receipt is acknowledged if delivered by overnight delivery service or certified mail, addressed as follows; provided that a notice of a change of address shall be effective only upon receipt thereof: If to Seller to: Fundare Resources Company HoldCo, LLC 5251 DTC Parkway, Suite 950 Greenwood Village, CO 80111 Attention: Cody Truitt; Daniel Seaver; and Craig Gleaton Email: ctruitt@fundareresources.com; dseaver@fundareresources.com; cgleaton@fundareresources.com with a copy (which shall not constitute notice) to: Baker Botts L.L.P. 2001 Ross Ave., Suite 900 Dallas, Texas 75201 Phone: 214.953.6817 Attention: Lawrence A. Hall; Jonathan B. Platt Email: Larry.Hall@bakerbotts.com; jon.platt@bakerbotts.com If to Buyer to: Summit Midstream Corporation 910 Louisiana Street, Suite 4200 Houston, TX 77002 Attention: Legal Department Email: Legal@summitmidstream.com with a copy (which shall not constitute notice) to: Troutman Pepper Locke LLP 600 Travis Street, Suite 2800 Houston, TX 77002 Attention: H. William Swanstrom; Jennie Simmons Email: Bill.Swanstrom@troutman.com; Jennie.Simmons@troutman.com Section 9.7 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Neither Party may assign or transfer this Agreement or any of its rights, interests or obligations under this Agreement without the prior written consent of the other Party. Any attempted assignment or transfer in violation of this Agreement shall be null, void and ineffective.

58 Section 9.8 Third Party Beneficiaries. Nothing in this Agreement shall entitle any Person other than Buyer and Seller to any claim, cause of action, remedy or right of any kind, except the rights expressly provided to the Persons described Section 6.1 and Section 9.16, in each case, only to the extent such rights are exercised or pursued, if at all, by Seller or Buyer acting on behalf of such Person (which rights may be exercised in the sole discretion of the applicable Party hereunder). Notwithstanding the foregoing: (a) the Parties reserve the right to amend, modify, terminate, supplement, or waive any provision of this Agreement or this entire Agreement without the consent or approval of any other Person and (b) no Party hereunder shall have any direct liability to any permitted third-party beneficiary, nor shall any permitted third-party beneficiary have any right to exercise any rights hereunder for such third-party beneficiary’s benefit except to the extent such rights are brought, exercised and administered by a Party hereto. Section 9.9 Entire Agreement. This Agreement (including the Exhibits, Schedules and Annexes attached hereto) and the other Transaction Documents constitute the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to such subject matter. Section 9.10 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein. Section 9.11 Representation by Counsel. Each Party agrees that it has been represented by independent counsel of its choice during the negotiation and execution of this Agreement and the documents referred to herein, and that it has executed the same upon the advice of such independent counsel. Each Party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto shall be deemed the work product of both Parties and may not be construed against either Party by reason of its preparation. Therefore, the Parties waive the application of any Law providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document. Section 9.12 Disclosure Schedules. The inclusion of any information (including dollar amounts) in any Section of the Seller Disclosure Schedule shall not be deemed to be an admission or acknowledgment by Seller that such information is required to be listed on such Section of the Seller Disclosure Schedule or is material to or outside the ordinary course of the business of Seller or the Company. The information contained in this Agreement, the Exhibits and the Seller Disclosure Schedule is disclosed solely for purposes of this Agreement, and no information contained in this Agreement, the Exhibits or the Seller Disclosure Schedule shall be deemed to be an admission by any Party to any third Person of any matter whatsoever (including any violation of a legal requirement or breach of contract). Any exception, qualification or other disclosure set

59 forth on the Seller Disclosure Schedule with respect to a particular representation, warranty or covenant contained in this Agreement shall be deemed to be an exception, qualification or other disclosure with respect to all other representations, warranties and covenants contained in this Agreement to the extent any description of facts regarding the event, item or matter disclosed is adequate so as to make reasonably apparent on its face that such exception, qualification or disclosure is applicable to such other representations, warranties or covenants whether or not such exception, qualification or disclosure is so numbered. Section 9.13 Facsimiles; Counterparts. This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document. Either Party’s delivery of any executed counterpart signature page by electronic .pdf format transmission is as effective as executing and delivering this Agreement in the presence of the other Party, and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required. Section 9.14 Privileged Communications. As to all communications among Baker Botts L.L.P., on the one hand, and Seller, the Company, or their Affiliates and Representatives, on the other hand, that relate in any way to the transactions contemplated by this Agreement that constitute attorney-client privileged communications or are otherwise privileged under applicable Law (collectively, the “Privileged Communications”), the privilege and the expectation of client confidence belongs to Seller and may be controlled by Seller and shall not pass to or be claimed by Buyer, the Company or any of their respective Affiliates. The Privileged Communications are the property of Seller, and from and after the Closing Date, none of Buyer, the Company or any of their respective Affiliates, nor any Person purporting to act on behalf of Buyer, the Company or any of their respective Affiliates will seek to obtain such Privileged Communications, whether by seeking a waiver of the privilege or through other means. As to any such Privileged Communications prior to the Closing Date, none of Buyer, the Company or any of their respective Affiliates, successors or assigns, may disclose, use or rely on any of the Privileged Communications after the Closing; provided, however, the foregoing shall not restrict the ability of Buyer, the Company or any of their respective Affiliates to challenge the fact that any communication is a Privileged Communication (other than as a result of Buyer becoming the owner of the Acquired Interests). The Privileged Communications may be used by Seller and its respective Affiliates in connection with any dispute that relates in any way to the transactions contemplated by this Agreement. Notwithstanding the foregoing, in the event that a dispute arises between Buyer, the Company and a third Person (other than a Party to this Agreement or any of such Party’s respective Affiliates) after the Closing, the Company may assert the privilege to prevent disclosure of the Privileged Communications to such third Person; provided, however, that the Company may not, unless required by applicable Law, waive such privilege without the prior written consent of Seller. Section 9.15 Certain Waivers. Buyer agrees, on its own behalf and on behalf of its members, owners, directors, officers, employees, consultants, permitted assigns and Affiliates (including, following the Closing, the Company) that, following the Closing, Baker Botts L.L.P. may serve as counsel to Seller and its Affiliates in connection with any matters related to this Agreement and the transactions contemplated hereby, including any dispute arising out of or

60 relating to this Agreement and the transactions contemplated hereby, notwithstanding any representation by Baker Botts L.L.P. of the Company prior to the Closing Date. Buyer, on its own behalf and on behalf of the Company following the Closing hereby (a) consents to Baker Botts L.L.P.’s representation of Seller and its Affiliates in connection with any matters related to this Agreement and the transactions contemplated hereby, and (b) waives any claim it has or may have that Baker Botts L.L.P. has a conflict of interest or is otherwise prohibited from engaging in such representation of Seller or any of its Affiliates, including any claim based on any representation by Baker Botts L.L.P. of Seller and the Company prior to the Closing. Section 9.16 Affiliate Liability. Each of the following is herein referred to as a “Non- Recourse Party”: (a) any direct or indirect holder of equity interests or securities in Seller, SMC or Buyer (whether limited or general partners, members, stockholders or otherwise), including Fundare Resources Company, LLC, its Affiliates and any other Person organized by or managed by any of the foregoing Persons, (b) any director, officer, employee, Representative or agent of (i) Seller, and/or (ii) any Person who is listed in subpart (a) or who controls Seller or any Person who is listed in subpart (a), all prior to the Closing Date, or (c) any portfolio company of any Person described in subpart (a) or (b) (other than Seller, the Company or any Person controlled by Seller or the Company or SMC or the Buyer, as applicable). Except as expressly contemplated herein or in any Transaction Document, no Non-Recourse Party shall have any liability or obligation to the other Parties, their respective Affiliates or any of their respective members, owners, directors, officers, employees, consultants and permitted assigns, of any nature whatsoever in connection with or under this Agreement, or the transactions contemplated herein, and each Party, for itself and on behalf of its Affiliates, hereby waives and releases all claims of any such liability and obligation. This Agreement may only be enforced against, and any dispute, controversy, matter or claim based on, related to, or arising out of this Agreement, or the negotiation, performance, or consummation of this Agreement, may only be brought against, the entities that are expressly named as Parties, and then only with respect to the specific obligations set forth herein with respect to such Party. Each Non-Recourse Party is expressly intended as a third-party beneficiary of this Section 9.16. Section 9.17 Specific Performance. Each Party hereby acknowledges and agrees that the rights of each Party to consummate the transactions contemplated hereby are special, unique and of extraordinary character and that, if any Party violates or fails or refuses to perform any covenant or agreement made by it herein, the non-breaching Party may be without an adequate remedy at Law. If any Party violates or fails or refuses to perform any covenant or agreement made by such Party herein, the non-breaching Party, subject to the terms hereof and in addition to any remedy at Law for damages or other relief permitted under this Agreement, may institute and prosecute an action in any court of competent jurisdiction to seek to enforce specific performance of such covenant or agreement or seek any other equitable relief, without the necessity of proving actual damages or posting of a bond. Section 9.18 Time is of the Essence. This Agreement contains a number of dates and times by which performance or exercise of rights is due, and the Parties intend that each and every such date and time be the firm and final date and time, as agreed. For this reason, each Party hereby waives and relinquishes any right it might otherwise have to challenge its failure to meet any performance or rights election date and time applicable to it on the basis that its late action

61 constitutes substantial performance. Without limiting the foregoing, time is of the essence in this Agreement. Section 9.19 Guarantee. (a) Seller Parent Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Summit the due and punctual payment in full of all obligations of Seller hereunder when due, including any amounts due from Seller pursuant to Article VIII (collectively, the “Seller Obligations”). Without limiting the generality of the foregoing, this guarantee is one of payment, not collection, and a separate action or actions may be brought and prosecuted against Seller Parent Guarantor to enforce this guarantee, irrespective of whether any action is brought against Seller or whether Seller is joined in any such actions. (b) Notwithstanding anything to the contrary herein, the obligations of Seller Parent Guarantor hereunder shall not be released or discharged or otherwise affected by: (i) any dissolution, insolvency, bankruptcy, reorganization or other similar Action affecting Seller; (ii) any amendment, change, modification or restatement of this Agreement, in whole or in part; or (iii) the existence of any claim, set-off or other rights which Seller Parent Guarantor may have at any time against Summit, whether in connection herewith or with any unrelated transactions. (c) Seller Parent Guarantor hereby expressly waives, relinquishes and agrees not to assert or take advantage of (i) any right to require Summit to proceed against Seller or any other party or to pursue any other right or remedy in Summit’s power before proceeding against Seller Parent Guarantor, or (ii) all rights and remedies accorded to sureties or guarantors except as expressly set forth in this Agreement. (d) Seller Parent Guarantor hereby represents and warrants to SMC and Buyer that: (i) it is duly organized and validly existing under the laws of its jurisdiction of organization; (ii) it has all requisite corporate power and authority to execute, deliver and perform its obligations set forth in this Section 9.19; (iii) the execution, delivery and performance of this Agreement by it has been duly and validly authorized and approved by all necessary entity action, and no other Actions or actions on the part of it are necessary therefor; (iv) this Agreement has been duly and validly executed and delivered by it and constitutes, assuming the due authorization, execution and delivery of this Agreement, as applicable, by the other Persons that are party thereto, a valid and legally binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other Laws relating to or affecting creditors’ rights generally or (B) equitable principles that may limit the availability of certain equitable remedies (such as specific performance) in certain instances (regardless of whether enforcement is sought at law or in equity);

62 (v) the execution, delivery and performance by it of this Agreement do not (A) violate its Organizational Documents, (B) violate any applicable Law, or (C) result in any material violation of, or material default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of any material benefit under, any Contract to which Seller Parent Guarantor is a party, other than any such violation, default or right that, individually or in the aggregate, would not reasonably be expected to materially prevent, impede or delay Seller Parent Guarantor from performing its obligations under this Agreement; and (vi) it has the financial capacity to pay and perform the Seller Obligations, and access to funds necessary for it to fulfill the Seller Obligations and that such access will continue for so long as the Seller Obligations shall remain in effect. [Signature pages follow]

SIGNATURE PAGE TO MEMBERSHIP INTEREST PURCHASE AGREEMENT IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by its duly authorized officer as of the date first above written. SELLER: FUNDARE RESOURCES COMPANY HOLDCO, LLC By: /s/ J. Cody Truitt Name: J. Cody Truitt Title: President and Chief Executive Officer SELLER PARENT GUARANTOR: FUNDARE RESOURCES COPMANY, LLC, solely for purposes of Section 9.19 By: /s/ J. Cody Truitt Name: J. Cody Truitt Title: President and Chief Executive Officer

SIGNATURE PAGE TO MEMBERSHIP INTEREST PURCHASE AGREEMENT BUYER: SUMMIT MIDSTREAM HOLDINGS, LLC By: /s/ J. Heath Deneke Name: J. Heath Deneke Title: President and Chief Executive Officer SMC: SUMMIT MIDSTREAM CORPORATION By: /s/ J. Heath Deneke Name: J. Heath Deneke Title: Chairman, President and Chief Executive Officer

A-1 EXHIBIT A DEFINITIONS “Accounting Firm” is defined in Section 2.4(c). “Accounting Principles” means GAAP. “Acquired Interests” is defined in the recitals of this Agreement. “Adjusted Purchase Price” is defined in Section 2.2(a)(i). “Adjustment Escrow Amount” means $250,000. “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person. A Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise. The Company shall be considered an Affiliate of Seller prior to Closing and an Affiliate of Buyer after Closing. “Agreement” is defined in the preamble to this Agreement. “Allocation” is defined in Section 2.6. “Assets” means all business, assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible and wherever situated), including the goodwill related thereto, operated, owned or leased by the Company, including all business, assets and properties as contemplated by the Contribution Agreement Amendments. “Assignment of Interests” is defined Section 7.2(a)(ix). “Available Employee Schedule” is defined in Section 4.16(a). “Available Employees” is defined in Section 6.11(a). “Balance Sheet Date” means December 31, 2024. “Base Purchase Price” is defined in Section 2.2(a)(i). “Business” means the ownership and operation by the Company of the Assets and other activities conducted by the Company that are incidental thereto, in each case, as owned, operated or conducted on the Closing Date and during the 12-month period prior to the Closing Date. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in the State of Texas are authorized or obligated to be closed by applicable Laws. “Business Employees” is defined in Section 4.16(a).

A-2 “Buyer” is defined in the preamble to this Agreement. “Buyer Indemnified Parties” is defined in Section 8.2(a). “CARES Act” means the Coronavirus Aid, Relief and Economic Security Act and any similar or conforming legislation in any U.S. jurisdiction, and any subsequent legislation relating to the COVID-19 pandemic, including the Health and Economic Recovery Omnibus Emergency Solutions Act. “Cash” means all cash and cash equivalents (including marketable securities) of the Company, and shall be calculated net of issued but uncleared checks, wires and drafts and shall include checks (to the extent such checks are fully paid and not dishonored), other wire transfers and drafts deposited or available for deposit for the account of the applicable Person, except for any restricted Cash the extent the obligation giving rise to the restriction is not likewise reflected in Net Working Capital. “Claim” means any demand, claim, action, investigation, review or Proceeding. “Closing” is defined in Section 7.1. “Closing Adjusted Purchase Price” is defined in Section 2.4(b). “Closing Cash” means Cash as of the Measurement Time as determined in accordance with the Accounting Principles and without giving effect to the transactions contemplated by this Agreement. “Closing Date” is defined in Section 7.1. “Closing Debt” is defined in Section 2.4(b). “Closing Payment” means an amount equal to (a) the Closing Adjusted Purchase Price minus (b) the Adjustment Escrow Amount. “Code” means the Internal Revenue Code of 1986, as amended. “Company” is defined in the recitals of this Agreement. “Company IT Systems” means the equipment, computers, systems, networks, servers, storage devices, hardware, equipment reliant on microchip technology, information technology systems, industrial/process control systems, telephone switching systems and private branch exchange systems, environmental control systems, software, websites, applications, and databases owned or used by the Company. “Confidential Information” is defined in Section 6.12. “Contract” means any agreement, lease, license, note, purchase order, evidence of indebtedness, mortgage, security agreement, understanding, instrument or other legally binding

A-3 arrangement, whether written or oral, including all amendments, restatements, supplements or other modifications thereto. “Contract Operator Agreement” means the Amended and Restated Contract Operator Agreement dated May 20, 2024, by and among Fundare Resources Operating Company, LLC, Rangeview Resources Operating Company, LLC, Fundare Redtail, LLC, the Company, and Rangeview Green River, LLC. “Contributed Assets” is defined in Section 6.15. “Contribution Agreement” means that certain Contribution Agreement, dated as of November 8, 2022, by and among Fundare Retail, LLC, Fundare Resources Operating Company, LLC and the Company, as amended. “Contribution Agreement Amendments” means that certain First Amendment to Contribution Agreement, dated as of March 5, 2025, by and among Fundare Retail, LLC, Fundare Resources Operating Company, LLC and the Company and that certain Second Amendment to Contribution Agreement, dated as of the Closing Date, by and among Fundare Retail, LLC, Fundare Resources Operating Company, LLC and the Company. “Creditors’ Rights” is defined in Section 3.2(b). “D&O Indemnified Persons” is defined in Section 6.1(a). “Data Room” is defined in Section 1.2. “Debt” of any Person means, with respect to any Person, at any date, without duplication, (a) all obligations of such Person for borrowed money (including all principal, accrued interest, premiums, penalties, termination fees or breakage fees with respect thereto, whether short-term or long-term, whether or not represented by bonds, debentures, notes or other securities (and whether or not convertible into any other security), and whether secured or unsecured, or with respect to deposits or advances of any kind), (b) all obligations of such Person evidenced by any note, bond, debenture, mortgage or other debt instrument or debt security (whether or not convertible into any other security), (c) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or bankers’ acceptances or similar instruments, (d) all obligations of such Person under conditional sale or other title retention agreements relating to the deferred purchase or acquisition price for any asset or property, including any earn out liabilities associated with past acquisitions, (e) any obligation to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, only in the case where such obligation is required to be classified and accounted for as capital lease obligations under GAAP (excluding any leases that would not be classified as such prior to the effectiveness of ASC 842), (f) all other obligations which would be required to be shown as indebtedness on a balance sheet prepared in accordance with GAAP, (g) all obligations of the type referred to in the foregoing clauses (a) through (f) of any Persons, the payment of which the Company is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, (h) all obligations of the type referred to in clauses (a) through (g) of other Persons secured by any Lien on assets or properties of the Company (whether or not such obligation is assumed by such Person), (i) all interest, premiums, penalties, overdrafts, fees and expenses associated with any of the foregoing

A-4 clauses (including any prepayment premiums or termination or breakage fees or payments), (j) the net settlement amount of any derivative financial instruments, including interest rate or commodities swaps, collars, caps or other Contracts the principal purpose of which is for the Company to benefit from or reduce or eliminate the risk of fluctuations in interest rates, currencies or commodity prices (which amount will reduce Debt if in a net asset position), (k) all guarantees, whether direct or indirect, with respect to any indebtedness or other obligation of any other Person; provided that Debt shall not include trade accounts payable incurred in the ordinary course of business and any other liabilities included in the calculation of Net Working Capital. “Eagle Ray Letter Agreement” means that certain letter agreement dated as of August 23, 2024, by and between Eagle Ray Midstream LLC and the Company, pursuant to which the Company agreed to acquire certain oil and gas midstream assets located in Weld Country, Colorado. “Environmental Laws” means any and all Laws pertaining to pollution, the environment and natural resources, natural resource damages, conservation of resources, wildlife, workplace protection (as it relates to exposure to Hazardous Substances), including those Laws relating to the manufacture, presence, generation, handling, use, processing, treatment, storage, transportation, reporting, emission, discharge, release, remediation, or disposal of, or exposure to, Hazardous Substances (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.). “Environmental Permits” is defined in Section 4.11(b). “Equity Interests” means capital stock, partnership or membership interests or units (whether general or limited), and any other interest or participation that confers on a Person the right to receive a share of the profits and/or losses of, or distribution of assets of, the issuing entity. “Equity Securities” means (a) Equity Interests, (b) subscriptions, calls, warrants, options or commitments of any kind or character relating to, or entitling any Person to acquire, any Equity Interests, and (c) securities convertible into or exercisable or exchangeable for Equity Interests. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any Person that is considered a single employer with the Company under ERISA Section 4001(b)(1) or part of the same “controlled group” as the Company or any of its Affiliates for purposes of Sections 414(b), (c), (m) or (o) of the Code. “Escrow Account” means an account established in accordance with the terms of the Escrow Agreement, which shall hold the Adjustment Escrow Amount, and all interest and other amounts (if any) earned thereon. “Escrow Agent” means JPMorgan Chase Bank, N.A., or any successor thereto. “Escrow Agreement” means that certain Escrow Agreement to be entered into at the Closing, by and among Buyer, Seller and the Escrow Agent, as may be amended from time to time.

A-5 “Estimated Settlement Statement” is defined in Section 2.4(b). “Estimated Transaction Expenses” is defined in Section 2.4(b). “Exchange Act” is defined in Section 5.13. “FERC” means the Federal Energy Regulatory Commission. “Final Adjusted Purchase Price” is defined in Section 2.4(c). “Final Settlement Statement” is defined in Section 2.4(c). “Financial Statements” are defined in Section 4.9(a). “Formation Date” means March 25, 2022. “Fraud” means, with respect to any Party, (i) such Person made a representation in this Agreement or in any certificate delivered pursuant to the terms hereof that was false with the actual knowledge on the part of the Person making such representation that such representation was false when made, (ii) the Person making such representation intended to induce another Person party to this Agreement to act or refrain from acting upon such representation, (iii) such Person party to this Agreement to whom such representation was made actually and justifiably relied upon such representation, and (iv) such Person party to this Agreement to whom such representation was made suffered injury as a direct result of relying upon such representation. For the avoidance of doubt, “Fraud” does not include (a) constructive fraud, statutory fraud, equitable fraud or omission or promissory fraud or (b) any fraud based on constructive knowledge, negligent misrepresentation or recklessness. “Fundare Credit Agreement” means that certain Senior Secured Term Loan Credit Agreement, dated as of May 20, 2024, by and among Fundare Resources Company Holdco, LLC, Fundare Resources Company, LLC, Breakwall Credit Management LLC and certain other financial institutions party thereto. “Fundare Employees” means the individuals employed by Fundare Resources Employee Company, LLC, who perform services for the Company. “Fundare Marks” means any trade name, trademark, service mark, slogan, domain name, logo, trade dress, or others source identifier containing the term “Fundare”, “Fundare Redtail” or any confusingly similar word, name, abbreviation, derivation or extension thereof. “GAAP” means generally accepted accounting principles in the United States of America, consistently applied. “Gathering Facilities” is defined in Section 4.31. “Governmental Authority” means any executive, legislative, judicial, regulatory or administrative agency, body, commission, department, board, court, tribunal, arbitration body or authority or other instrumentality in the United States or any foreign country, or any state, provincial, county, local, municipal, tribal or other governmental subdivision thereof, including

A-6 any governmental, quasi-governmental, regulatory, administrative or non-governmental body exercising similar powers of authority, including any arbitrator or any other body administering alternative dispute resolutions. “Governmental Consents” is defined in Section 3.4. “Hazardous Substances” means each substance, waste or material, whether solid, liquid or gaseous (a) for which regulation, standards of conduct or liability may be imposed pursuant to any Environmental Law and/or (b) included within statutory and/or regulatory definitions, designations or listings of “hazardous substance,” “special waste,” “hazardous waste,” “extremely hazardous substance,” “regulated substance,” “hazardous materials,” “toxic substances,” “pollutant,” “contaminant,” or “air contaminant” under any Environmental Law, and including petroleum and petroleum byproducts or compounds, other hydrocarbons, asbestos and asbestos- containing materials, lead, polychlorinated biphenyls, and per- and poly-fluoroalkyl substances. “Indemnified Party” is defined in Section 8.4(a). “Indemnifying Party” is defined in Section 8.4(a). “Intellectual Property” means all intellectual property rights and industrial property rights throughout the world, whether or not subject to statutory registration or protection, including: (a) patents and patent applications, including all reissuances, continuations, continuations-in-part, divisions, supplementary protection certificates, extensions and re-examinations thereof; (b) trademarks, service marks, logos, designs, trade names, trade dress, Internet domain names, social media accounts and handles, and registrations and applications therefore, including the associated goodwill therewith; (c) copyrights, other rights in copyrightable works of authorship and registrations and applications therefore; (d) trade secrets, know-how, and other rights in confidential and proprietary information; and (e) rights in computer Software, websites and databases. “IRS” means the Internal Revenue Service. “Knowledge” means (a) with respect to Seller, the actual knowledge of Cody Truitt, Daniel Seaver, Scott Landreth, Terrance Maier, Sydney Smith and Teale Stone and (b) with respect to Buyer, the actual knowledge, without any duty or obligation of investigation or inquiry, of Heath Deneke and Bill Mault. “Law” means any law, statute, code, ordinance, Order, rule, rule of common law, regulation, constitution, treaty, judgment, writ, subpoena, award, decree enacted, adopted, issued, promulgated or applied (including applicable judicial or administrative decisions or other announcements having the effect of law of any Governmental Authority), injunction, franchise, permit, certificate, license, consent, agreement or authorization of any Governmental Authority. “Leased Real Property” is defined in Section 4.6(b). “Lien” means any mortgage, deed of trust, pledge, assessment, hypothecation, security interest, charge, encumbrance, option, encroachment, warranty, purchase right, lease, claim, easement, defect in title, or other similar encumbrance in respect of any property or asset.

A-7 “Lookback Date” means with respect to the Summit Companies (other than SMC), January 1, 2023 and with respect to SMC, August 1, 2024. “Loss” means any and all judgments, losses, liabilities, damages, fines, penalties, deficiencies, associated and reasonable expenses (including interest, court costs, reasonable fees of attorneys, accountants and other experts or other reasonable expenses of litigation or other Proceedings or of any claim, default or assessment). “Material Adverse Effect” means, when used with respect to the Company, any effect, event, change, occurrence, fact, circumstance, development or condition (whether or not foreseeable or known as of the date of the Closing or covered by insurance) that, individually or in the aggregate with any such other effects, events, changes, occurrences, facts, circumstances, developments or conditions, has had or would reasonably be expected to (a) have a material adverse effect on the businesses, assets or financial conditions, liabilities or results of operations of the Company, or (b) prevent or materially delay the ability of Seller to consummate any transaction contemplated by this Agreement or any Transaction Documents; provided, however, that for purposes of subsection (a) “Material Adverse Effect” shall not include any effect, event, change, occurrence, fact, circumstance, development or condition arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Company operates, including prices for oil, natural gas or natural gas liquids; (iii) any changes in financial or securities markets in general and any fluctuations in currency exchange rates; (iv) acts of war (whether or not declared), armed hostilities or terrorism (including cyberterrorism), or the escalation or worsening thereof; (v) acts of God, earthquakes, any weather- related or other force majeure event or natural disasters; (vi) any action expressly required by this Agreement; (vii) any changes in applicable Laws or accounting rules, including GAAP or regulatory accounting requirements or interpretations thereof; (viii) the entry into, public announcement, pendency or completion of the transactions contemplated by this Agreement; (ix) action taken by Seller or any Affiliate of Seller with Buyer’s express written consent or (x) effects of pandemics or epidemics; provided, however, except to the extent such effects directly or indirectly resulting from, arising out of, attributable to or related to the matters described in the foregoing clauses (i) through (v), (vii) and (x) disproportionately adversely affect the Company, taken as a whole, as compared to other similarly situated participants operating in the oil and gas midstream industry in the United States, in which case, such adverse effects (if any) shall be taken into account when determining whether a “Material Adverse Effect” has occurred or may, would or could occur solely to the extent they are disproportionate. “Material Contracts” is defined in Section 4.12(b). “Material Permit” is defined in Section 4.14. “Measurement Time” means 11:59 pm on the Business Day immediately preceding the Closing Date. “Mutual Release” is defined in Section 7.2(a)(x). “Net Working Capital” means (a) the current assets of the Company (excluding Closing Cash) less (b) the current liabilities of the Company (excluding any Closing Debt, Debt under the

A-8 Fundare Credit Agreement and Transaction Expenses) in each case, as illustrated on and specifically including (or excluding as the case may be, as specified) the line items listed on Annex A and determined as of the Measurement Time in accordance with the Accounting Principles. “Non-Recourse Party” is defined in Section 9.16. “NYSE” is defined in Section 5.13. “Objection Notice” is defined in Section 2.4(c). “Open Source Software” means any Software, programming, or other Intellectual Property that is subject to (a) the GNU General Public License, GNU Library General Public License, Artistic License, BSD license, Mozilla Public License, or any similar license, including, but not limited to, those licenses listed at www.opensource.org/licenses or (b) any agreement with terms requiring any Software within the Owned Intellectual Property to be (1) disclosed or distributed in source code form; (2) licensed for the purpose of making derivative works; or (3) redistributable. “Order” means any final order, decision, ruling, writ, judgment, injunction, decree or award issued, promulgated or entered by or with any Governmental Authority. “Organizational Documents” means, with respect to any Person, the articles of incorporation, certificate of incorporation, certificate of formation, certificate of limited partnership, bylaws, limited liability company agreement, operating agreement, partnership agreement, stockholders’ agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of such Person, including any amendments thereto. “Owned Intellectual Property” means all Intellectual Property owned or purported to be owned, in whole or in part, by the Company. “Owned Real Property” is defined in Section 4.6(a). “Party” and “Parties” are defined in the preamble of this Agreement. “Permits” means all permits, certificates, variations, registrations, notices of intent, approvals, consents, licenses, franchises, exemptions, emissions caps, credits and allowances, and other authorizations, consents and approvals from or with, or notifications to, or registrations with, a Governmental Authority, including relevant applications for the same. “Permitted Equity Interest Liens” is defined in Section 2.1. “Permitted Liens” means, as to the Company, any (a) mechanic’s, materialmen’s, laborer’s, workmen’s, repairmen’s, carrier’s and similar Liens, including statutory Liens, arising or incurred in the ordinary course of business and securing obligations which are not delinquent, (b) statutory Liens for Taxes, assessments and other governmental charges not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings or bonded over and in either case, for which adequate reserves have been established and recorded on the Financial Statements in accordance with GAAP, (c) purchase money Liens and Liens

A-9 securing rental payments under capital lease arrangements, (d) pledges or deposits made in the ordinary course of business in compliance with workers’ compensation legislation, unemployment insurance Laws or similar Laws, (e) pledges or deposits to secure public or statutory obligations or appeal bonds, (f) Liens to be released at or prior to the Closing, which are scheduled on Schedule 1.1(PL), (g) with respect to Real Property of the Company, (i) Liens and other restrictions that (A) are disclosed on any title reports or surveys made available to Buyer, or (B) are contained in any document filed or recorded in the appropriate county to reflect title thereto, creating, transferring, limiting, encumbering or reserving or granting any rights therein (including rights of reverter, reservation and life estates); provided that such Liens referred to in sub clauses (A) and (B) do not impair, in any material respect, the current use, occupancy, operation or value of the Real Property subject thereto, and (ii) zoning, entitlement, building and other land use regulations imposed by any Governmental Authority having jurisdiction over the real property of the Company and not violated in any material respect by the current use, ownership and operation of such Real Property, (h) public roads, highways and waterways, (i) Liens contained in the Company’s Organizational Documents, (j) Liens created by Buyer (or its Affiliates or Representatives) and (k) Liens listed in Schedule 1.1(PL). “Person” means any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any Governmental Authority. “Personal Information” means personally identifiable information (including name, address, telephone number, electronic mail address, social security number, bank account number or credit card number), sensitive personal information, any information that identifies, relates to, describes, is reasonably capable of being associated with, or would reasonably be linked to an individual or household and any categories of information regulated under or covered by Privacy Laws. “Plan” means, whether written or oral, funded or unfunded, each (a) “employee benefit plan,” as such term is defined in Section 3(3) of ERISA; (b) plan that would be an employee benefit plan described in clause (a) of this sentence if it was subject to ERISA, such as foreign plans and plans for directors; (c) equity bonus, equity ownership, equity option, restricted equity, equity purchase, equity appreciation rights, phantom equity or other equity-based compensation plan or arrangement; (d) bonus plan or arrangement, incentive award plan or arrangement, deferred compensation agreement or arrangement, change in control or retention plan or arrangement, executive compensation or supplemental income arrangement, personnel policy, vacation policy, severance pay plan, policy or agreement, consulting agreement or employment agreement; and (e) any and all other employee benefit plans, agreements, arrangements, programs, practices or understandings. “Post-Closing Adjustment Amount” means the amount equal to the Final Adjusted Purchase Price less the Closing Adjusted Purchase Price, expressed as a positive number, if positive, and a negative number, if negative.

A-10 “Privacy Laws” means all applicable Laws of any Governmental Authority relating to the privacy, protection, collection, processing, use, storage, data loss and theft, security breach notifications, transfer and disposal of information that identifies, relates to, describes, is reasonably capable of being associated with, or would reasonably be linked to an individual or household. “Privileged Communications” is defined in Section 9.14. “Proceeding” means any complaint, action, suit, arbitration proceeding, administrative or regulatory investigation, review, audit, proceeding, citation, summons or subpoena of any nature (civil, criminal, regulatory, administrative, or otherwise, whether in contract, in tort or otherwise) or other proceeding at Law or in equity, in each case by or before any Governmental Authority or arbitral tribunal. “Processing” means the use, collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure, dissemination, transmission, transfer, alignment or combination, restriction, erasure or destruction of Personal Information or client-sensitive information. “Purchase Price” is defined in Section 2.2(a). “R&W Policy” means the buyer-side representations and warranties insurance policy to be purchased and bound by Buyer. “Real Property” means the real property owned in fee or leased, used or held for use by a Person, together with all buildings, structures, improvements, fixtures and other interests in real property located thereon, and all easements, rights of way and other rights and interests appurtenant thereto. “Real Property Leases” is defined in Section 4.6(b). “Registered Intellectual Property” means all patents, patent applications, trademark registrations, trademark applications, copyright registrations, copyright applications, and domain names issued by a Governmental Authority. “Registration Rights Agreement” means the registration rights agreement, by and between Seller and SMC, to be entered into at the Closing. “Release” means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping, or disposing into the environment. “Removal Deadline” is defined in Section 6.10. “Representatives” means (a) partners, employees, officers, directors, members, equity owners and counsel of a Party or any of its Affiliates; (b) any consultant, attorney or accountant retained by a Party or the parties listed in clause (a) above; and (c) any bank, other financial institution or entity funding, or proposing to fund, such Party’s operations, including any consultant retained by such bank, other financial institution or entity.

A-11 “Required SEC Filings” is defined in Section 5.14(a). “Restrictive Covenant Agreement” means the restrictive covenant agreement, by and between Buyer, on the one hand, and Seller and each of the individuals listed on Schedule 7.2(b)(v), on the other hand, to be entered into at the Closing. “Review Period” is defined in Section 2.4(c). “Rights-of-Way” is defined in Section 4.6(c). “Schedules” means the Seller Disclosure Schedule. “SEC” is defined in Section 5.14(a). “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Seller” is defined in the preamble to this Agreement. “Seller Disclosure Schedule” means the disclosure schedule to this Agreement prepared by Seller and delivered to Buyer on the Closing Date. “Seller Insurance Policies” is defined in Section 6.13. “Seller Obligations” is defined in Section 6.13. “Seller Parent Guarantor” is defined in the preamble to this Agreement. “Severance Period” is defined in Section 6.11(b). “Shared Services Agreement” means the Amended and Restated Shared Services Agreement dated May 20, 2024, by and among Fundare Resources Employee Company, LLC, Fundare Resources Operating Company, LLC, Rangeview Resources Operating Company, LLC, Fundare Redtail, LLC, the Company, and Rangeview Green River, LLC. “Side Letter” means that certain letter agreement, by and among Seller, Buyer, the Company, Seller Parent Guarantor and other parties listed on the signature pages attached thereto to be entered into on the Closing Date. “SMC” has the meaning given to it in the Preamble. “SMC Common Stock” means Common Stock, par value $0.01 per share, of SMC. “SMC Material Contract” means each Contract to which a Summit Company is party or to which its assets are bound that would be required to be filed with the SEC by Summit as an exhibit under Item 601(b)(10) of Regulation S-K. “Software” means all computer software, firmware, databases data collection, artificial intelligence technologies, machine learning technologies, and deep learning technologies, including source code and object code, code repositories, development tools, comments, user

A-12 interfaces, menus, buttons and icons, and all files, data, scripts, application programming interfaces, manuals, design notes, programmers’ notes, architecture, algorithms, software or systems that make use of or employ neural networks, statistical learning algorithms, or freinforcement learning, and other items and documentation related thereto or associated therewith, and any derivative works, foreign language versions, fixes, upgrades, updates, enhancements, new versions, current versions, previous versions, new releases, current releases, and previous releases thereof; and all documentation, media and other tangible property necessary for the delivery or transfer of any of the foregoing. “Specified Liabilities” is defined in Section 8.2(a). “Straddle Period” is defined in Section 6.8(d). “Submission” is defined in Section 2.4(c). “Subsidiary” or “Subsidiaries” means, with respect to any Person, another Person in which such first Person owns, directly or indirectly, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, fifty percent (50%) or more of the equity interests of such Person). “Summit” means SMC and its Affiliates, including, for the avoidance of doubt, Summit Midstream Partners, L.P. “Summit Benefit Plan” means any Plan sponsored, maintained, contributed to or required to be contributed to by any Summit Company or for which any Summit Company has any liabilities or obligations. “Summit Companies” means Summit and each of its Subsidiaries. “Summit Material Adverse Effect” means, when used with respect to the Summit Companies, any effect, event, change, occurrence, fact, circumstance, development or condition (whether or not foreseeable or known as of the date of the Closing or covered by insurance) that, individually or in the aggregate with any such other effects, events, changes, occurrences, facts, circumstances, developments or conditions, has had or would reasonably be expected to (a) have a material adverse effect on the businesses, assets or financial conditions, liabilities or results of operations of the Summit Companies, taken as a whole, or (b) prevent or materially delay the ability of Seller to consummate any transaction contemplated by this Agreement or any Transaction Documents; provided, however, that for purposes of subsection (a) “Summit Material Adverse Effect” shall not include any effect, event, change, occurrence, fact, circumstance, development or condition arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Summit Companies operate, including prices for oil, natural gas or natural gas liquids; (iii) any changes in financial or securities markets in general and any fluctuations in currency exchange rates; (iv) acts of war (whether or not declared), armed hostilities or terrorism (including cyberterrorism), or the escalation or worsening thereof; (v) acts of God, earthquakes, any weather-related or other force majeure event or natural disasters; (vi) any action expressly required by this Agreement; (vii) any

A-13 changes in applicable Laws or accounting rules, including GAAP or regulatory accounting requirements or interpretations thereof; (viii) the entry into, public announcement, pendency or completion of the transactions contemplated by this Agreement; (ix) action taken by a Buyer or any Affiliate of Buyer with Seller’s express written consent or (x) effects of pandemics or epidemics; provided, however, except to the extent such effects directly or indirectly resulting from, arising out of, attributable to or related to the matters described in the foregoing clauses (i) through (v), (vii) and (x) disproportionately adversely affect the Summit Companies, taken as a whole, as compared to other similarly situated participants operating in the oil and gas midstream industry in the United States, in which case, such adverse effects (if any) shall be taken into account when determining whether a “Summit Material Adverse Effect” has occurred or may, would or could occur solely to the extent they are disproportionate. “Summit Permitted Liens” means, as to any Summit Company, any (a) mechanic’s, materialmen’s, laborer’s, workmen’s, repairmen’s, carrier’s and similar Liens, including statutory Liens, arising or incurred in the ordinary course of business and securing obligations which are not delinquent, (b) statutory Liens for Taxes, assessments and other governmental charges not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings or bonded over, and in either case, for which adequate reserves have been established and recorded in its financial statements in accordance with GAAP, (c) purchase money Liens and Liens securing rental payments under capital lease arrangements, (d) pledges or deposits made in the ordinary course of business in compliance with workers’ compensation legislation, unemployment insurance Laws or similar Laws, (e) pledges or deposits to secure public or statutory obligations or appeal bonds, (f) with respect to the Summit Companies real property, (i) Liens and other restrictions that (A) are disclosed on any title reports or surveys, or (B) are contained in any document filed or recorded in the appropriate county to reflect title thereto, creating, transferring, limiting, encumbering or reserving or granting any rights therein (including rights of reverter, reservation and life estates); provided that such Liens referred to in sub clauses (A) and (B) do not impair, in any material respect, the current use, occupancy, operation or value of the real property subject thereto, and (ii) zoning, entitlement, building and other land use regulations imposed by any Governmental Authority having jurisdiction over the real property of the Summit Companies and not violated in any material respect by the current use, ownership and operation of such real property, (g) public roads, highways and waterways, (h) Liens contained in the Summit Companies’ Organizational Documents, and (i) Liens listed in Schedule 1.1(SPL). “Support Obligations” is defined in Section 6.4. “Target Net Working Capital” means $2,000,000. “Tax” or “Taxes” means any taxes and other similar governmental charges in the nature of a tax imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, alternative or add on minimum, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, social contributions, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or similar other tax of any kind whatsoever, including any interest, penalty, or addition imposed by any Governmental Authority with respect thereto, whether disputed or not.

A-14 “Tax Consideration” means the Adjusted Purchase Price and any other items included in computing amount realized for U.S. federal income Tax purposes. “Tax Proceeding” is defined in Section 6.8(a). “Tax Return” means any return, declaration, report, claim for refund, information return, statement, or other form required to be supplied to a Taxing Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof. “Taxing Authority” means, with respect to any Tax, the Governmental Authority or political subdivision thereof that imposes such Tax, and the agency (if any) charged with collection of such Tax for such entity or subdivision. “Third-Party Claim” is defined in Section 8.4(b). “Transaction Documents” means this Agreement, the Assignment of Interests, the Escrow Agreement, the Mutual Release, the Transition Services Agreement, the Restrictive Covenant Agreement, the Registration Rights Agreement, the Termination and Release Agreements, the Side Letter, the Contribution Agreement Amendments and each other agreement, document, certificate and instrument required to be executed or delivered in accordance with this Agreement or the other Transaction Documents. “Transaction Expense Summary” is defined in Section 7.2(b)(vii). “Transaction Expenses” means (a) all severance payments and transaction, retention, change of control or similar bonuses or compensatory payments payable to any current or former employees or service providers of the Company that become payable by the Company pursuant to an agreement with the Company, Seller or any of their respective Affiliates (other than Buyer), including the Business Employees, solely as a result of the consummation of the transactions contemplated hereby (including, in each case, the employer’s share of any employment Taxes required to be paid in connection therewith) (but excluding any post-Closing liabilities arising as a result of actions taken by Buyer or its Affiliates after the Closing), (b) all fees, costs and expenses, including all investment banking, advisory and legal fees or expenses incurred by the Company or which the Company would become liable to pay in connection with the preparation for, negotiating or consummation of this Agreement and the transactions contemplated hereby (including whether invoiced before or after the Closing or which becomes payable due to the Closing and remains outstanding or unpaid after the Closing), and (c) fifty percent (50%) of the Escrow Agent’s fees. “Transfer Taxes” is defined in Section 6.7. “Transferred Employee” is defined in Section 6.11(a). “Transition Services Agreement” means the transition services agreement, by and between Buyer and Fundare Resources Operating Company, LLC, to be entered into at the Closing. “Treasury Regulations” means the regulations (including temporary regulations) promulgated by the United States Department of the Treasury pursuant to and in respect of

A-15 provisions of the Code. All references herein to Sections of the Treasury Regulations shall include any corresponding provision or provisions of succeeding, similar or substitute, temporary or final Treasury Regulations. “Working Capital Adjustment Amount” is an amount of US dollars (expressed as a positive or negative number, as applicable) equal to the difference between (i) the Net Working Capital determined as of the Measurement Time minus (ii) the Target Net Working Capital.